                                                                   Exhibit 3.122

FORM BCA-47              ARTICLES OF INCORPORATION

                                                                               ------------------------------
FORM BCA                 ARTICLES OF INCORPORATION                              (Do not write in this space)
                                                                                 Date Paid
Filing Requirements - Present 2 originally                                       Initial License Fee        $
         signed and fully executed copies in                                     Franchise Tax              $
         exact duplicate                                                         Filing Fee                 $

For inserts - Use White Paper - Size 8-1/2 x 11                                  Clerk                      $
                                                                                ------------------------------

TO:  JIM EDGAR, Secretary of State

I/We, the Incorporator(s), being one or more natural persons of the age of twenty-one years or more or a corporation for the purpose of forming a corporation under "The Business Corporation Act" of the State of Illinois, do hereby adopt the following Articles of Incorporation:

ARTICLE ONE      The Name of the corporation is:   Ticketmaster Corporation

ARTICLE TWO      The name and address of the initial registered agent and
                 registered office are:

                 Registered Agent    Norman                          J.                     Gantz
                                     -----------------------------------------------------------------------
                                     First Name                  Middle Name              Last Name
                 Registered Office   208 South LaSalle Street                   1000
                                     -----------------------------------------------------------------------
                                     Number                 Street      (Do not use P.O. Box)       Suite #

                                     Chicago,                60604                             Cook
                                     -----------------------------------------------------------------------
                                     City                  Zip Code                           County


ARTICLE THREE    The duration of the corporation is [x] perpetual OR  45  years.
                                                                 ----
ARTICLE FOUR     The purposes for which the corporation is organized are:
                    To engage in the transaction of any or all lawful business for which corporations may be incorporated under the Illinois Business Corporation Act

ARTICLE FIVE     Paragraph 1. The number of shares which the corporation shall be authorized to issue, itemized by class, series and par value, if any, is:

                         Class        Series          Par Value per share      Number of shares authorized
                  ----------------------------------------------------------------------------------------
                   See Exhibit A attached hereto
                  ----------------------------------------------------------------------------------------

                  ----------------------------------------------------------------------------------------

                  ----------------------------------------------------------------------------------------

                 Paragraph 2: The preferences, qualifications, limitations restrictions and the special or relative rights in respect of the shares of each class are:


                   See Exhibit A attached hereto

ARTICLE SIX      The number of shares which the corporation proposes to issue without further report to the Secretary of State, itemized by class, series, and par value, if any, and the consideration to be received by the corporation therefor (expressed in dollars) are:

                                                           Par value       Number of shares        Total Consideration
                             Class         Series          per share         to be issued        to be received therefor
                          ------------ --------------- ------------------ -------------------- ----------------------------
                            Common           --              $.01                1,000             $    1,000.00
                          ------------ --------------- ------------------ -------------------- ----------------------------

                                                                                                   $
                          ------------ --------------- ------------------ -------------------- ----------------------------

                                                                                                   $
                          ------------ --------------- ------------------ -------------------- ----------------------------

                                                                                                   $
                          ------------ --------------- ------------------ -------------------- ----------------------------

                                       *(Use NPV if no Par Value)                Total             $    1,000.00
                                                                                               ----------------------------


ARTICLE SEVEN    The corporation will not commence business until at least one thousand dollars has been received as consideration for the issuance of shares.

ARTICLE EIGHT             The number of directors to be elected at the first
                          meeting of the shareholders is [5]



                              SEE EXHIBIT B ATTACHED HERETO

ARTICLE NINE              (Complete EITHER A or B)

                    [x] A. All the property of the corporation is to be located in this State and all of its business is to be transacted at or from places of business in this State, or the incorporator(s) elect to pay the initial franchise tax on the basis of the entire consideration to be received for the issuance of shares.

                    [ ]    B. Paragraph 1: It is estimated that the value of all
                              property to be owned by the corporation for the following year wherever located will be $

                              Paragraph 2: It is estimated that the value of the property to be located within the State of Illinois during the following year will be $

                              Paragraph 3: It is estimated that the gross amount of business which will be transacted by the corporation during the following year will be $

                              Paragraph 4: It is estimated that the gross amount of business which will be transacted at or from places of business in the State of Illinois during the following year will be: $

I/WE the incorporator(s) declare that I/we have examined the foregoing Articles of Incorporation and that the statements contained therein are, to the best of my/our knowledge and belief, true correct and complete.
Executed this       7th       day of      February      , 1984.


(Signatures must be in ink. Carbon copy, xerox or rubber stamp signatures are not acceptable.)

NOTE: If a corporation acts as incorporator the name of the corporation and the state of incorporation shall be shown and the execution must be by its President or Vice-President and verified by him, and the corporate seal shall be affixed and attested by its Secretary or an Assistant Secretary.

                     Signature and Names

1.    /s/Cynthia Gebel Wolf
      ----------------------------
      Signature

      Cynthia Gebel Wolf
      ----------------------------
      Name (please print)


2.
      ----------------------------
      Signature

      ----------------------------
      Name (please print)


3.
      ----------------------------
      Signature

      ----------------------------
      Name (please print)



 Post Office Address

 1.    208 South LaSalle Street
      --------------------------------------------------
       Street

       Chicago, Illinois  60604
      --------------------------------------------------
       City/Town        State                        Zip



 2.
      --------------------------------------------------
       Street

      --------------------------------------------------
       City/Town        State                        Zip


 3.
      --------------------------------------------------
       Street

      --------------------------------------------------
       City/Town        State                        Zip

                                    EXHIBIT A
                                  ARTICLE FIVE

     Paragraph 1: The number of shares which the corporation shall be authorized to issue, itemized by class, series and par value, if any, is

                                                                        Par Value                  Number of Shares
             Class                          Series                      Per Share                      Authorized
             -----                          ------                      ---------                      ----------
         Common                                                            $.01                        25,000,000
         Preferred                             I                           $.10                        10,000,000
         Preferred                            II                           $.10                         1,160,000
         Preferred                       Undesignated                      $.10                         3,840,000


         Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

         No holder of any class or series of stock of the corporation shall have any preemptive rights to subscribe for additional shares of stock of the corporation. No holders of any class or series of voting stock of the corporation shall be entitled to cumulate their votes for the election of directors of the corporation. Whenever a vote of shareholders is required by law or these Articles of Incorporation to approve amendments to the Articles of Incorporation, or any merger, consolidation or the sale of substantially all of the assets of the corporation outside of the ordinary course of business, such approval shall require affirmative vote of the minimum number of shares permitted by Illinois law at the date such vote is taken, but in no event less than a majority of the total outstanding shares entitled to vote and, if required by law, a majority of the outstanding shares of each class and series of shares entitled to vote as a separate class in respect thereof.

         Each issued and outstanding share of Common Stock will entitle the holder thereof to one (1) vote on any matters submitted to a vote or for consent of shareholders. Except as otherwise set forth in these Articles of Incorporation, issued and outstanding shares of Preferred Stock will not be entitled to vote.

         The Board of Directors is authorized to provide from time to time for the issuance of shares of Preferred Stock and to fix from time to time, before issuance, the designation, preferences and privileges of the shares of each series of Preferred Stock and the restrictions or qualifications thereof, including, without limiting the generality of the foregoing, the following:

         (a)      The serial designation and authorized number of shares;

         (b) The dividend rate, the date or dates to which such dividends will be payable and the extent to which such dividends may be cumulative;

         (c) The amount or amounts to be received by the holders in the event of voluntary or involuntary dissolution or liquidation of the corporation;

         (d) Whether such shares may be redeemed, and if so, the price or prices at which the shares may be redeemed and any terms, conditions and limitations upon such redemption;

         (e) Any sinking fund provisions for redemption or purchase of shares of such series;

         (f) The terms and conditions, if any, on which shares may be converted, at the election of the holders thereof, into shares of other capital stock or of other series of the Preferred Stock of the corporation; and

         (g) As to any series designated after July 1, 1984, the voting rights, if any.

         The Board of Directors may also from time to time:

         (a) Alter, without limitation or restriction, the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock; and

         (b) Within the limits or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, increase or decrease (but not below the number of shares then outstanding) the number of shares of any such series subsequent to the issuance of shares of that series.

         Each series of Preferred Stock may, in preference to the Common Stock, be entitled to dividends from funds or other assets legally available therefor, at such rates, payable at such times and cumulative to such extent as may be determined and fixed by the Board of Directors pursuant to the authority herein conferred upon it.

         Each series of Preferred Stock may be subject to redemption in whole or in part at such price or prices and on such terms, conditions and limitations as may be determined and fixed by the Board of Directors prior to the issuance of such series. Unless otherwise determined by the Board of Directors by authorizing resolution, if less than all of the shares of any series of the Preferred Stock are to be redeemed, they will be selected in such manner as the Board of Directors shall then determine. Nothing herein contained is to limit any right of the corporation to purchase or otherwise acquire any shares of any series of Preferred Stock. Any shares of Preferred Stock redeemed or otherwise acquired by the corporation will have the status of authorized and unissued shares, undesignated as to series, and may thereafter, in the discretion of the Board of Directors and to the extent permitted by law, be sold or reissued from time to time as part of another series or (unless prohibited by the terms of such series as fixed by the Board of Directors) of the same series, subject to the terms and conditions herein set forth.

         SERIES I PREFERRED STOCK. The rights, preferences, privileges and restrictions granted to or imposed upon the Series I Preferred Stock are as follows:

         (a) DIVIDENDS. The holders of Series I Preferred Stock shall have the right to receive, as and when declared payable from time to time by the Board of Directors from funds legally available therefor, a preferential dividend of $.12 per share per annum and no more. Such dividends shall be payable only to the extent that the corporation has cumulative earnings sufficient therefor. Dividends on the shares of Series I Preferred Stock accruing with respect to each "dividend year" (as defined below) shall be payable annually as determined by the Board of Directors, but in no event later than 120 days after the end of each "dividend year" (the "dividend payment date"). Such dividend shall be payable to holders of record on a date to be fixed by the Board of Directors, such date to be not more than 120 days preceding the dividend payment date. For the purposes hereof, the period comprising a "dividend year" shall be concurrent with the then fiscal year of the corporation.

         (b) Redemption. The corporation may, at its option, at any time on or after January 1, 1985, redeem all or any part of the then outstanding Series I Preferred Stock in an amount per share equal to all dividends declared and unpaid to the date fixed for redemption plus a redemption amount determined as follows:

                 If the date fixed for redemption is during
                 the 12-month period beginning January 1:                          Redemption Amount

                               1985                                                      $1.10
                               1986                                                      $1.08
                               1987                                                      $1.06
                               1988                                                      $1.04
                               1989                                                      $1.02
                               1990 and thereafter                                       $1.00

                  The aforesaid redemption amount plus the declared and unpaid dividends are referred to herein as the "redemption price". If less than all shares of Series I Preferred Stock are to be redeemed, the shares of such series to be redeemed shall be chosen by lot or pro rata in such manner as the Board of Directors may determine.

                  Not less than 30 days prior to the date fixed for redemption, a notice specifying the time and place thereof shall be given by mail to the holders of record of Series I Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock books of the corporation, but no failure to mail such notice or defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the corporation has failed to mail such notice or except as to the holder whose notice was defective. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

                  At any time after notice of redemption has been given in the manner prescribed above, the corporation may deposit the aggregate redemption price in trust with a bank or trust company (in good standing, organized under the laws of the United States or of the State of Illinois) named in such notice, for payment on the date fixed for redemption to the holders of the shares so to be redeemed, upon surrender (and endorsement if required by the Board of Directors) of the certificates for such shares.

                  Upon such redemption date (unless the corporation shall default in payment or deposit of the redemption price as set forth in such notice), such holders shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the corporation and shall have no voting or other rights with respect to such shares except the right to receive the monies payable upon such redemption from such bank or trust company, or from the corporation, without interest thereon, upon surrender (and endorsement, if required by the Board of Directors) of the certificates; and the shares represented thereby shall no longer be deemed to be outstanding. In the event the holder of any such shares of the Series I Preferred Stock shall not, within six years after such deposit, claim the amount deposited as above stated for the redemption thereof, the depositary shall, upon demand, pay the corporation such unclaimed amount so deposited and the depositary shall thereupon be relieved of all responsibility therefor to such holder. The corporation may retain such unclaimed amount as part of its general funds, free of any claim of those previously entitled thereto.

         (c) Dissolution. In the event of any liquidation, dissolution or winding up of the affairs of the corporation, either voluntarily or involuntarily, the amount that shall be paid to the holder of each share of Series I Preferred Stock shall be the fixed amount of $1.00 for such share and no more and the additional sum representing accrued and unpaid dividends, if any. Neither the merger or consolidation of the corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the affairs of the corporation for this purpose.

         (d) Voting Rights. The holders of the shares of Series I Preferred Stock shall not be entitled to vote on any matter which is required by law or by the Articles of Incorporation or By-Laws of the corporation to be voted upon by the shareholders or upon which the shareholders shall otherwise be entitled to vote, unless otherwise required by the Illinois Business Corporation Act.

         (e) Seniority. The Series I Preferred Stock shall be senior to all other equity securities of the corporation and shall be entitled to receive in full all dividends and distributions to which such stock shall be entitled prior to the payment of any dividends or distributions upon any other class or series of equity securities and shall be redeemed in full prior to the full or partial redemption of any other class or series of equity securities.

         Series II Preferred Stock. The rights, preferences, privileges and restrictions granted to or imposed upon the Series II Preferred Stock are as follows:

         (a) Dividends. The holders of Series II Preferred Stock shall have the right to receive, as and when declared payable from time to time by the Board of Directors from funds legally available therefor, a preferential dividend of $.12 per share per annum and no more. Such dividends shall be payable only to the extent that the corporation has cumulative earnings sufficient therefor. Dividends on the shares of Series II Preferred Stock accruing with respect to each "dividend year" (as defined below) shall be payable annually as determined by the Board of Directors, but in no event later than 120 days after the end of each "dividend year" (the "dividend payment date"). Such dividend shall be payable to holders of record on a date to be fixed by the Board of Directors, such date to be not more than 120 days preceding the dividend payment date. For the purposes hereof, the period comprising a "dividend year" shall be concurrent with the then fiscal year of the corporation.

         (b) Redemption. The corporation may, at its option, at any time on or after January 1, 1985, redeem all or any part of the then outstanding Series II Preferred Stock in an amount per share equal to all dividends declared and unpaid to the date fixed for redemption plus a redemption amount determined as follows:

                  If the date fixed for redemption is during the
                  12-month period beginning January 1:             Redemption Amount

                       1985                                                $1.10
                       1986                                                $1.08
                       1987                                                $1.06
                       1988                                                $1.04
                       1989                                                $1.02
                       1990 and thereafter                                 $1.00


                  The aforesaid redemption amount plus the declared and unpaid dividends are referred to herein as the "redemption price". If less than all shares of Series II Preferred Stock are to be redeemed, the shares of such series to be redeemed shall be chosen by lot or pro rata in such manner as the Board of Directors may determine.

                  Not less than 30 days prior to the date fixed for redemption, a notice specifying the time and place thereof shall be given by mail to the holders of record of Series II Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock books of the corporation, but no failure to mail such notice or defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the corporation has failed to mail such notice or except as to the holder whose notice was defective. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

                  At any time after notice of redemption has been given in the manner prescribed above, the corporation may deposit the aggregate redemption price in trust with a bank or trust company (in good standing, organized under the laws of the United States or of the State of Illinois) named in such notice, for payment on the date fixed for redemption to the holders of the shares so to be redeemed, upon surrender (and endorsement if required by the Board of Directors) of the certificates for such shares. Upon such redemption date (unless the corporation shall default in payment or deposit of the redemption price as set forth in such notice), such holders shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the corporation and shall have no voting or other rights with respect to such shares except the right to receive the monies payable upon such redemption from such bank or trust company, or from the corporation, without interest thereon, upon surrender (and endorsement, if required by the Board of Directors) of the certificates; and the shares represented thereby shall no longer be deemed to be outstanding. In the event the holder of any such shares of the Series II Preferred Stock shall not, within six years after such deposit, claim the amount deposited as above stated for the redemption thereof, the depositary shall, upon demand, pay the corporation such unclaimed amount so deposited, and the depositary shall thereupon be relieved of all responsibility therefor to such holder. The corporation may retain such unclaimed amount as part of its general funds, free of any claim of those previously entitled thereto.

         (c) Dissolution. In the event of any liquidation, dissolution or winding up of the affairs of the corporation, either voluntarily or involuntarily, the amount that shall be paid to the holder of each share of Series II Preferred Stock shall be the fixed amount of $1.00 for such share and no more and the additional sum representing accrued and unpaid dividends, if any. Neither the merger or consolidation of the corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed to be the liquidation, dissolution or winding up of the affairs of the corporation for this purpose.

         (d) Voting Rights. The holders of the shares of Series II Preferred Stock shall have two (2) votes per share on all matters which are required by law or by the Articles of Incorporation or By-Laws of the corporation to be voted upon by the shareholders, or upon which the shareholders shall otherwise be entitled to vote.

         (e) Seniority. The Series II Preferred Stock shall be senior to all other equity securities of the corporation (except the Series I Preferred Stock), and shall be entitled to receive in full all dividends and distributions to which such stock shall be entitled prior to the payment of any dividends or distributions upon any other class or series of equity securities (except the Series I Preferred Stock) and shall be redeemed in full prior to the full or partial redemption of any other class or series of equity securities (except the Series I Preferred Stock).

                                    EXHIBIT B

         In the event that any vacancy shall occur in the board of directors during an interim period between meetings of shareholders by virtue of an increase in the number of directors, the resignation of one or more directors or otherwise, such vacancy or vacancies may be filled by a majority of the directors then in office and any director so elected shall serve until the next annual meeting of shareholders.

                                   Form BCA-55

                               (File in Duplicate)



                                                                      ----------------------------
To:   JIM EDGAR                   ARTICLES OF AMENDMENT               (Do not write in this space)
      Secretary of State                TO THE                        Date Paid
      Springfield, Illinois      ARTICLES OF INCORPORATION            Initial License Fee        $
                                                                      Franchise Tax              $
                                                                      Filing Fee                 $
                                                                      Clerk                      $
                                                                      ----------------------------


         The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:


         ARTICLE FIRST:  The name of the corporation is:   Ticketmaster
Corporation


         ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of
Illinois:


                         See Exhibit A attached hereto.

(Disregard separation into                   ARTICLE THIRD: The number of shares of the corporation
classes if class voting does not             outstanding at the time of the adoption of said amendment or
apply to the amendment voted on.)            amendments was 1,000 shares of common stock; and the number of shares of each class entitled to vote as a class on the adoption of said amendment or amendments, and the
                                             designation of each such class were as follows:

                                             Class                              Number of Shares

                                              N/A


(Disregard separation into classes           ARTICLE FOURTH: The number of shares voted for said amendment was
if class voting does not apply to the        1,000 shares of common stock; and the number of shares voted against
amendment voted on.)                         said amendment or amendments was ___________. The number of shares of each class entitled to vote as a class voted for and against said amendment or amendments, respectively was:

                                                      Class                           Number of Shares Voted

                                                      Common                           1,000 for -0- Against


(Disregard these items unless the            Item 1. On the date of the adoption of this amendment, restating the
amendment restates the articles              articles of incorporation, the corporation had _________ shares
of incorporation)                            issued, itemized as follows:



                                             Class      Series       Number          Par value per share or statement
                                                      (If Any)     of Shares       that shares are without par value
                                                                               N/A

                                             Item 2. On the date of the adoption of
                                             this amendment restating the articles of
                                             incorporation, the corporation had a
                                             stated capital of $__________ and a
                                             paid-in surplus of $___________ or a total
                                             of $_________________
                                                                               N/A

(Disregard this Article where this             ARTICLE FIFTH: The manner in which the exchange,
amendment contains no such                     reclassification, or cancellation of issued shares, or a
provisions.)                                   reduction of the number of authorized shares of any class
                                               below the number of issued shares of that Class, provided
                                               for in, or effected by, this amendment, is as follows:

                                                       N/A


(Disregard this Paragraph where                ARTICLE SIXTH: Paragraph 1: The manner in which said
amendment does not affect stated               amendment or amendments effect a change in the amount of
capital or paid-in surplus.)                   stated capital or the amount of paid-in surplus, or both, is as follows:

                                                       N/A


 (Disregard this Paragraph where               Paragraph 2:  The amounts of stated capital and of paid-in surplus as changed
amendment does not affect stated               by this amendment are as follows:
capital or paid-in surplus.)

                                                                          Before Amendment        After Amendment
                                      State Capital..................  $                       $
                                      Paid-in Surplus................  $                       $
                                                                           N/A

IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its Vice President, and its corporate seal to be hereto affixed, attested by its Secretary, this 21st day of March, 1984.

                                           TICKETMASTER CORPORATION
                                                       Exact Corporate Name

                   Place                     By         /s/ Dennis P. Williams
            CORPORATE SEAL HERE                         ______________________
ATTEST:                                                 Its Vice President

         /s/ Norman Gantz
         ______________________
         Its Secretary


As authorized officers, we declare that this document has been examined by us and is, to the best of our knowledge and belief, true, correct and complete.

                                    EXHIBIT A

                                  ARTICLE FIVE

     Paragraph 1: The number of shares which the corporation shall be authorized to issue, itemized by class, series and par value, if any, is

                                                          Par Value            Number of
                       Class              Series          Per Share        Shares Authorized

                 Common                                      $.01                25,000,000
                 Preferred                  I                $.10                10,000,000
                 Preferred                  II               $.10                 6,200,000
                 Preferred             Undesignated          $.10                 3,800,000


         Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

         No holder of any class or series of stock of the corporation shall have any preemptive rights to subscribe for additional shares of stock of the corporation. No holders of any class or series of voting stock of the corporation shall be entitled to cumulate their votes for the election of directors of the corporation. Whenever a vote of shareholders is required by law or these Articles of Incorporation to approve amendments to the Articles of Incorporation, or any merger, consolidation or the sale of substantially all of the assets of the corporation outside of the ordinary course of business, such approval shall require affirmative vote of the minimum number of shares permitted by Illinois law at the date such vote is taken, but in no event less than a majority of the total outstanding shares entitled to vote and, if required by law, a majority of the outstanding shares of each class and series of shares entitled to vote as a separate class in respect thereof.

         Each issued and outstanding share of Common Stock will entitle the holder thereof to one (1) vote on any matters submitted to a vote or for consent of shareholders. Except as otherwise set forth in these Articles of Incorporation, issued and outstanding shares of Preferred Stock will not be entitled to vote.

         The Board of Directors is authorized to provide from time to time for the issuance of shares of Preferred Stock and to fix from time to time, before issuance, the designation, preferences and privileges of the shares of each series of Preferred Stock and the restrictions or qualifications thereof, including, without limiting the generality of the foregoing, the following:

         (a)      The serial designation and authorized number of shares;

         (b) The dividend rate, the date or dates to which such dividends will be payable and the extent to which such dividends may be cumulative;

         (c) The amount or amounts to be received by the holders in the event of voluntary or involuntary dissolution or liquidation of the corporation;

         (d) Whether such shares may be redeemed, and if so, the price or prices at which the shares may be redeemed and any terms, conditions and limitations upon such redemption;

         (e) Any sinking fund provisions for redemption or purchase of shares of such series;

         (f) The terms and conditions, if any, on which shares may be converted, at the election of the holders thereof, into shares of other capital stock or of other series of Preferred Stock of the corporation; and

         (g) As to any series designated after July 1, 1984, the voting rights, if any.

         The Board of Directors may also from time to time:

         (a) Alter, without limitation or restriction, the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock; and

         (b) Within the limits or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, increase or decrease (but not below the number of shares then outstanding) the number of shares of any such series subsequent to the issuance of shares of that series.

         Each series of Preferred Stock may, in preference to the Common Stock, be entitled to dividends from funds or other assets legally available therefor, at such rates, payable at such times and cumulative to such extent as may be determined and fixed by the Board of Directors pursuant to the authority herein conferred upon it.

         Each series of Preferred Stock may be subject to redemption in whole or in part at such price or prices and on such terms, conditions and limitations as may be determined and fixed by the Board of Directors prior to the issuance of such series. Unless otherwise determined by the Board of Directors by authorizing resolution, if less than all of the shares of any series of the Preferred Stock are to be redeemed, they will be selected in such manner as the Board of Directors shall then determine. Nothing herein contained is to limit any right of the corporation to purchase or otherwise acquire any shares of any series of Preferred Stock. Any shares of Preferred Stock redeemed or otherwise acquired by the corporation will have the status of authorized and unissued shares, undesignated as to series, and may thereafter, in the discretion of the Board of Directors and to the extent permitted by law, be sold or reissued from time to time as part of another series or (unless prohibited by the terms of such series as fixed by the Board of Directors) of the same series, subject to the terms and conditions herein set forth.

         Series I Preferred Stock. The rights, preferences, privileges and restrictions granted to or imposed upon the Series I Preferred Stock are as follows:

         (a) Dividends. The holders of Series I Preferred Stock shall have the right to receive, as and when declared payable from time to time by the Board of Directors from funds legally available therefor, a preferential dividend of $.12 per share per annum and no more. Such dividends shall be payable only to the extent that the corporation has cumulative earnings sufficient therefor. Dividends on the shares of Series I Preferred Stock accruing with respect to each "dividend year" (as defined below) shall be payable annually as determined by the Board of Directors, but in no event later than 120 days after the end of each "dividend year" (the "dividend payment date"). Such dividend shall be payable to holders of record on a date to be fixed by the Board of Directors, such date to be not more than 120 days preceding the dividend payment date. For the purposes hereof, the period comprising a "dividend year" shall be concurrent with the then fiscal year of the corporation.

         (b) Redemption. The corporation may, at its option, at any time on or after January 1, 1985, redeem all or any part of the then outstanding Series I Preferred Stock in an amount per share equal to all dividends declared and unpaid to the date fixed for redemption plus a redemption amount determined as follows:

                    If the date fixed for redemption is
                    during the 12-month period beginning                        Redemption Amount
                                 January 1:
                          1985                                                        $1.10
                          1986                                                        $1.08
                          1987                                                        $1.06
                          1988                                                        $1.04
                          1989                                                        $1.02
                          1990 and thereafter                                         $1.00

                  The aforesaid redemption amount plus the declared and unpaid dividends are referred to herein as the "redemption price". If less than all shares of Series I Preferred Stock are to be redeemed, the shares of such series to be redeemed shall be chosen by lot or pro rata in such manner as the Board of Directors may determine.

                  Not less than 30 days prior to the date fixed for redemption, a notice specifying the time and place thereof shall be given by mail to the holders of record of Series I Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock books of the corporation, but no failure to mail such notice or defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the corporation has failed to mail such notice or except as to the holder whose notice was defective. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

                  At any time after notice of redemption has been given in the manner prescribed above, the corporation may deposit the aggregate redemption price in trust with a bank or trust company (in good standing, organized under the laws of the United States or of the State of Illinois) named in such notice, for payment on the date fixed for redemption to the holders of the shares so to be redeemed, upon surrender (and endorsement if required by the Board of Directors) of the certificates for such shares.

                  Upon such redemption date (unless the corporation shall default in payment or deposit of the redemption price as set forth in such notice), such holders shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the corporation and shall have no voting or other rights with respect to such shares except the right to receive the monies payable upon such redemption from such bank or trust company, or from the corporation, without interest thereon, upon surrender (and endorsement, if required by the Board of Directors) of the certificates; and the shares represented thereby shall no longer be deemed to be outstanding. In the event the holder of any such shares of the Series I Preferred Stock shall not, within six years after such deposit, claim the amount deposited as above stated for the redemption thereof, the depositary shall, upon demand, pay the corporation such unclaimed amount so deposited, and the depositary shall thereupon be relieved of all responsibility therefor to such holder. The corporation may retain such unclaimed amount as part of its general funds, free of any claim of those previously entitled thereto.

         (c) Dissolution. In the event of any liquidation, dissolution or winding up of the affairs of the corporation, either voluntarily or involuntarily, the amount that shall be paid to the holder of each share of Series I Preferred Stock shall be the fixed amount of $1.00 for such share and no more and the additional sum representing accrued and unpaid dividends, if any. Neither the merger or consolidation of the corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the affairs of the corporation for this purpose.

         (d) Voting Rights. The holders of the shares of Series I Preferred Stock shall not be entitled to vote on any matter which is required by law or by the Articles of Incorporation or By-Laws of the corporation to be voted upon by the shareholders or upon which the shareholders shall otherwise be entitled to vote, unless otherwise required by the Illinois Business Corporation Act.

         (e) Seniority. The Series I Preferred Stock shall be senior to all other equity securities of the corporation and shall be entitled to receive in full all dividends and distributions to which such stock shall be entitled prior to the payment of any dividends or distributions upon any other class or series of equity securities and shall be redeemed in full prior to the full or partial redemption of any other class or series of equity securities.

         Series II Preferred Stock. The rights, preferences, privileges and restrictions granted to or imposed upon the Series II Preferred Stock are as follows:

         (a) Dividends. The holders of Series II Preferred Stock shall have the right to receive, as and when declared payable from time to time by the Board of Directors from funds legally available therefor, a preferential dividend of $.024 per share per annum and no more. Such dividends shall be payable only to the extent that the corporation has cumulative earnings sufficient therefor. Dividends on the shares of Series II Preferred Stock accruing with respect to each "dividend year" (as defined below) shall be payable annually as determined by the Board of Directors, but in no event later than

                  120 days after the end of each "dividend year" (the "dividend payment date"). Such dividend shall be payable to holders of record on a date to be fixed by the Board of Directors, such date to be not more than 120 days preceding the dividend payment date. For the purposes hereof, the period comprising a "dividend year" shall be concurrent with the then fiscal year of the corporation.

         (b) Redemption. The corporation may, at its option, at any time on or after January 1, 1985, redeem all or any part of the then outstanding Series II Preferred Stock in an amount per share equal to all dividends declared and unpaid to the date fixed for redemption plus a redemption amount determined as follows:

                    If the date fixed for redemption is
                    during the 12-month period beginning                       Redemption Amount
                      January 1:

                          1985                                                      $0.22
                          1986                                                      $0.216
                          1987                                                      $0.212
                          1988                                                      $0.208
                          1989                                                      $0.204
                          1990 and thereafter                                       $0.20


                  The aforesaid redemption amount plus the declared and unpaid dividends are referred to herein as the "redemption price". If less than all shares of Series II Preferred Stock are to be redeemed, the shares of such series to be redeemed shall be chosen by lot or pro rata in such manner as the Board of Directors may determine.

                  Not less than 30 days prior to the date fixed for redemption, a notice specifying the time and place thereof shall be given by mail to the holders of record of Series II Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock books of the corporation, but no failure to mail such notice or defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the corporation has failed to mail such notice or except as to the holder whose notice was defective. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

                  At any time after notice of redemption has been given in the manner prescribed above, the corporation may deposit the aggregate redemption price in trust with a bank or trust company (in good standing, organized under the laws of the United States or of the State of Illinois) named in such notice, for payment on the date fixed for redemption to the holders of the shares so to be redeemed, upon surrender (and endorsement if required by the Board of Directors) of the certificates for such shares. Upon such redemption date (unless the corporation shall default in payment or deposit of the redemption price as set forth in such notice), such holders shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the corporation and shall have no voting or other rights with respect to such shares except the right to receive the monies payable upon such redemption from such bank or trust company, or from the corporation, without interest thereon, upon surrender (and endorsement, if required by the Board of Directors) of the certificates; and the shares represented thereby shall no longer be deemed to be outstanding. In the event the holder of any such shares of the Series I Preferred Stock shall not, within six years after such deposit, claim the amount deposited as above stated for the redemption thereof, the depositary shall, upon demand, pay the corporation such unclaimed amount so deposited, and the depositary shall thereupon be relieved of all responsibility therefor to such holder. The corporation may retain such unclaimed amount as part of its general funds, free of any claim of those previously entitled thereto.

         (c) Dissolution. In the event of any liquidation, dissolution or winding up of the affairs of the corporation, either voluntarily or involuntarily, the amount that shall be paid to the holder of each share of Series II Preferred Stock shall be the fixed amount of $.20 for such share and no more and the additional sum representing accrued and unpaid dividends, if any. Neither the merger or consolidation of the corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the affairs of the corporation for this purpose.

         (d) Voting Rights. The holders of the shares of Series II Preferred Stock shall have one (1) vote per share on all matters which are required by law or by the Articles of Incorporation or By-Laws of the corporation to be voted upon by the shareholders, or upon which the shareholders shall otherwise be entitled to vote.

         (e) Seniority. The Series II Preferred Stock shall be senior to all other equity securities of the corporation (except the Series I Preferred Stock), and shall be entitled to receive in full all dividends and distributions to which such stock shall be entitled prior to the payment of any dividends or distributions upon any other class or series of equity securities (except the Series I Preferred Stock) and shall be redeemed in full prior to the full or partial redemption of any other class or series of equity securities (except the Series I Preferred Stock).

                                   FORM BCA-69a                       5335-698-2

                                                    (Do not write in this space)

ARTICLES OF MERGER OF DOMESTIC AND     FILED
      FOREIGN CORPORATION
(Strike Inapplicable Words)          APR 30 1984             Date Paid   4-30-84
                                                             Filing Fee  $100.00
                                     JIM EDGAR              Clerk
                                     Secretary of State             ___________
To Secretary of State,

         The undersigned corporations, pursuant to Section 69a of "The Business Corporation Act" of the State of Illinois, hereby execute the following articles of merger:



                                   ARTICLE ONE

         The names of the corporations proposing to merge and the names of the States under the laws of which such corporation are organized, are as follows:

                  Name of Corporation               State of Incorporation

         Ticketmaster Corporation                             Illinois

         Ticketmaster Corporation                             Arizona

                                   ARTICLE TWO

         The laws of Arizona, the state under which such foreign corporation is organized, permit such merger.

                                  ARTICLE THREE

         The name of the surviving corporation shall be Ticketmaster Corporation and shall be governed by the laws of the State of Illinois.

                                  ARTICLE FOUR

         The plan of merger is as follows:       See Exhibit A attached hereto.

                                  ARTICLE FIVE

         As to each corporation, the number of shares outstanding, the number of shares entitled to vote, and the number and designation of the shares of any class entitled to vote as a class, are:

                                                                                   Designation
                                                                                    of Class                  Number
                                     Total Number        Total Number              Entitled to              of Shares
                                      of Shares           of Shares                 Vote as a                of Such
       Name of Corporation           Outstanding       Entitled to Vote               Class                   Class




                           See Exhibit B attached hereto.

                                    EXHIBIT B

                                                                                   Designation
                                                                                    of Class                  Number
                                     Total Number        Total Number              Entitled to              of Shares
                                      of Shares           of Shares                 Vote as a                of Such
       Name of Corporation           Outstanding       Entitled to Vote               Class                   Class

Ticketmaster Corporation,
an Illinois corporation                 1,000               1,000                      N/A                     N/A

Ticketmaster Corporation,
an Arizona corporation                21,418,123          21,418,123      Common Stock                      19,890,623
                                                                          Senior Preferred Stock               200,000
                                                                          Junior Preferred Stock               230,000
                                                                          Series A Preferred Stock              97,500
                                                                          Series 1 Preferred Stock           1,000,000

                                    EXHIBIT C

                                              Total         Total
                                             Shares        Shares                                    Shares     Shares
                                              Voted         Voted                                     Voted      Voted
                                               for         Against              Class                 for      Against

Ticketmaster Corporation, an Illinois            1,000    None                   N/A                  N/A        N/A
corporation
Ticketmaster Corporation, an Arizona        18,388,704     581,340          Common Stock
corporation
                                               200,000      0          Senior Preferred Stock
                                               230,000      0          Junior Preferred Stock
                                                97,500      0          Series A Preferred Stock
                                             1,000,000      0          Series 1 Preferred Stock

                                    EXHIBIT A

                              Amended and Restated

                          Agreement and Plan of Merger
                                     between
                            TICKETMASTER CORPORATION
                            (an Arizona corporation)
                                       and
                            TICKETMASTER CORPORATION
                            (an Illinois corporation)

         Agreement and Plan of Merger ("Agreement"), dated as of the 5th day of April, 1984, by and between TICKETMASTER CORPORATION, an Arizona corporation (hereinafter referred to at "Ticketmaster"), and TICKETMASTER CORPORATION, an Illinois corporation (hereinafter referred to as "TMC" or the "Surviving Corporation"), said two corporations being hereinafter sometimes referred to collectively as the "Constituent Corporations".

                              W I T N E S S E T H:

         WHEREAS, Ticketmaster is a corporation duly organized and existing under the laws of the State of Arizona; and

         WHEREAS, TMC is a corporation duly organized and existing under the laws of the State of Illinois; and

         WHEREAS, the total number of shares which Ticketmaster is authorized to issue is 25,000,000 shares of Common Stock having no par value, 200,000 shares of Senior Preferred Stock having a par value of $2.50 per share, 230,000 shares of Junior Preferred Stock having a par value of $2.50 per share, 5,000,000 shares of Series A Preferred Stock having a per value of $1.00 per share, 1,000,000 shares of Series I Preferred Stock having a par value of $1.00 per share, and 3,570,000 shares of undesignated Preferred Stock; and

         WHEREAS, the total number of shares of Ticketmaster currently issued and outstanding is 19,890,623 shares of Common Stock, 200,000 shares of Senior Preferred Stock, 230,000 shares of Junior Preferred Stock, 97,500 shares of Series A Preferred Stock, and 1,000,000 shares of Series I Preferred Stock; and

         WHEREAS, the total number of shares which TMC is authorized to issue is 25,000,000 shares of Common Stock having no par value, 10,000,000 shares of Series I Preferred Stock having a par value of $.10 per share ("Series I Preferred Stock"), 6,200,000 shares of Series II Preferred Stock having a par value of $.10 per share ("Series II Preferred Stock"), and 3,800,000 shares of undesignated Preferred stock having a par value of $.10 per share; and

         WHEREAS, the total number of shares of TMC currently outstanding is 1,000, all of which are held by Ticketmaster; and,

         WHEREAS, the respective Boards of Directors of Ticketmaster and TMC have determined that it is advisable and in the best Interests of both corporations that Ticketmaster be merged with and into TMC, and have approved such merger on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing and of the agreements, covenants and provisions hereinafter set forth, Ticketmaster and TMC hereby agree as follows:


                                    ARTICLE I

                                   The Merger

         1.1 Ticketmaster and TMC shall be merged into a single corporation in accordance with the applicable provisions of the laws of the State of Arizona and the State of Illinois, by Ticketmaster merging into TMC which shall be the Surviving Corporation.

         1.2 The name of the Surviving Corporation shall be Ticketmaster Corporation.

         1.3 Upon the merger becoming effective in accordance with the laws of the State of Arizona and the State of Illinois (such time being hereinafter referred to as the "Effective Date"):

         (a) The Constituent Corporations shall be a single corporation, which shall be TMC, the Surviving Corporation, and the separate existence of Ticketmaster shall cease except to the extent provided by the laws of the States of Arizona and Illinois in the case of a corporation after its merger with another corporation.

         (b) The Surviving Corporation shall thereupon and thereafter possess all of the rights, privileges, immunities, powers and franchises, of a public as well as of a private nature, of each of the Constituent Corporations and all property, real, personal and mixed, all debts due on whatever account, including subscriptions to shares and all other choses in action, and all and every other interest of, or belonging to, each of the Constituent Corporations shall be taken and deemed to be transferred to, and invested in the Surviving Corporation without further act or deed; and the title to all real estate, or any interest therein, vested in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the merger.

         (c) The Surviving Corporation shall be responsible and liable for all the liabilities and obligations of each of the Constituent Corporations, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the merger had not taken place, or the Surviving Corporation may be substituted in its place, and neither the rights of creditors nor any liens upon the property of either of the Constituent Corporations shall be impaired by reason of the merger.

         (d) All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of Ticketmaster, its shareholders, Board of Directors and committees thereof, officers and agents, which were valid and effective immediately prior to the Effective Date of the merger, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Corporation and shall be effective and binding thereon as the same were with respect to Ticketmaster.


                                   ARTICLE II

                        Officers, Directors and Employees

         2.1 The Board of Directors of the Surviving Corporation shall be the Board of Directors of TMC as it existed immediately prior to the merger.

         2.2 The officers of the Surviving Corporation shall be the officers of TMC who held office immediately prior to the merger.

         2.3 The employees and agents of Ticketmaster immediately prior to the merger, other than directors and officers, shall become the employees and agents of the Surviving Corporation.


                                   ARTICLE III

                      Certificate of Incorporation; By-Laws

         3.1 Upon the Effective Date of the merger, the Certificate of Incorporation of TMC shall constitute the Certificate of Incorporation of the Surviving Corporation, and may be so certified by the Secretary of the State of Illinois.

         3.2 Upon the Effective Date of the merger, the By-Laws of TMC shall constitute the By-Laws of the Surviving Corporation.

                                   ARTICLE IV

                Conversion of Shares; Issuance of New Securities

         4.1 The manner and basis of converting shares of stock and other obligations of the Constituent Corporations into shares of the Surviving Corporation shall be as follows:

         (a) The 1,000 shares of Common Stock of TMC held by Ticketmaster immediately prior to the Effective Date of the merger shall be canceled and retired, all rights in respect thereof shall cease, and the capital of the Surviving Corporation shall be reduced by the $1,000 of capital applicable to such shares.

         (b) Each share of Common Stock of Ticketmaster issued and outstanding or held in the treasury of Ticketmaster upon the Effective Date of the merger shall thereupon, end without any other action, be converted into one-fourth (1/4) of one fully paid and non-assessable share of Common Stock of the Surviving Corporation.

         (c) Each share of Senior Preferred Stock of Ticketmaster issued and outstanding upon the Effective Date of the merger shall thereupon, and without any other action, be converted into 2.5 fully paid and non-assessable shares of Series I Preferred Stock of the Surviving Corporation. In addition to the foregoing, each holder of Senior Preferred Stock of Ticketmaster shall receive, in lieu of dividends accrued and unpaid with respect thereto through the Effective Date of the merger, one fully paid and non-assessable share of Series I Preferred Stock or Surviving Corporation for each $1.00 of dividends accrued and unpaid through April 30, 1984.

         (d) Each Share of Junior Preferred Stock of Ticketmaster issued and outstanding upon the Effective Date of the merger shall thereupon without any other action, be converted into 2.5 fully paid and non-assessable shares of Series I Preferred Stock of the Surviving Corporation. In addition to the foregoing, each holder of Junior Preferred Stock of Ticketmaster shall receive in lieu of dividends accrued and unpaid with respect thereto through the Effective Date of the merger, one fully paid and non-assessable share of Series I Preferred Stock of the Surviving Corporation for each $1.00 of dividends accrued and unpaid through April 30, 1984.

         (e) Each share of Series A Preferred Stock of Ticketmaster issued and outstanding upon the Effective Date of the merger shall thereupon, and without any other action, be converted into one fully paid and non-assessable share of Series I Preferred Stock of the Surviving Corporation. In addition to the foregoing, each holder of Series A Preferred Stock of Ticketmaster shall receive, in lieu of dividends accrued and unpaid with respect thereto through the Effective Date of the merger, one fully paid and non-assessable share of Series I Preferred Stock of the Surviving Corporation for each $1.00 of dividends accrued and unpaid through April 30, 1984.

         (f) Each share of Series I Preferred Stock of Ticketmaster issued and outstanding upon the Effective Date of the merger shall thereupon, and without any other action, be converted into 5 fully paid and non-assessable shares of Series II Preferred Stock, of the Surviving Corporation. In addition to the foregoing, each holder of Series I Preferred Stock of Ticketmaster shall receive, In lieu of dividends accrued and unpaid with respect thereto through the Effective Date of the merger, one fully-paid and non-assessable share of Series II Preferred Stock of the Surviving Corporation for each $.20 of dividends accrued and unpaid through April 30, 1984.

         (g) Certain secured and unsecured debt of Ticketmaster, described on Exhibit A which is attached hereto and by this reference incorporated herein, shall be converted into shares of Series I Preferred Stock of the Surviving Corporation at the rate of one fully paid and non-assessable share of Series I Preferred Stock for each $1.00 principal amount of indebtedness.

                  In addition to the foregoing, in lieu of interest accrued thereon and unpaid through the Effective Date of the merger, each of the aforesaid creditors of Ticketmaster Corporation shall receive one fully paid and non-assessable share of Series I Preferred Stock of the Surviving Corporation for each $1.00 of interest accrued and unpaid through April 30, 1984. The Series I Preferred Stock to be issued to the creditors of Ticketmaster pursuant hereto shall be issued by the Surviving Corporation upon the delivery by each creditor to the Surviving Corporation of a consent to the transactions described in this Agreement (such document to be in the form set forth as Exhibit B hereto), the note or notes of Ticketmaster held by it, endorsed to show payment in full thereof, all Uniform Commercial Code termination statements needed to release collateral, if any, securing such indebtedness, and such other documents as the Surviving Corporation may reasonably required.

         (h) In lieu of fractional shares, the number of shares of Common Stock, Series I Preferred Stock and Series 11 Preferred Stock of the Surviving Corporation to be received by each person entitled to receive such shares pursuant hereto shall be rounded to the next highest whole number of shares.

         (i) After the Effective Date of the merger, each holder of a certificate representing issued and outstanding shares of Ticketmaster shall be required to surrender the same to the Surviving Corporation, and, upon such surrender, such holder shall be entitled to receive a certificate or certificates issued by the Surviving Corporation representing the number of shares of Common Stock, Series I Preferred Stock and/or Series 11 Preferred Stock, as the case may be, represented by the surrendered certificate or certificates. No holder of a certificate that prior to the merger represented issued and outstanding shares of Ticketmaster shall have any rights, after the Effective Date, with respect to such shares, except to surrender the certificate or certificates in exchange for stock of the Surviving Corporation or to perfect the dissenters' rights, if any, that such holder may have pursuant to the applicable provisions of the Arizona General Corporation Law. The Surviving Corporation shall be entitled to rely upon the stock records of Ticketmaster as to the ownership of its stock on the Effective Date of the merger.

         (j) Ticketmaster will not make any transfers on its books after the Effective Date of the merger.

         (k) By its receipt of shares of Common Stock, Series I Preferred Stock and/or Series II Preferred Stock of the Surviving Corporation, each recipient thereof shall be deemed to have represented the matters in (i) and (ii) below and acknowledged the matters in (iii) and (iv) below to Ticketmaster and TMC:

                  (i) Such shares are being acquired by the recipient for itself without a view to the further disposition thereof;

                  (ii) The recipient, if an entity, was not organized for the specific purpose of acquiring such shares;

                  (iii) Such shares have not been registered under the Securities Act of 1933, as amended (the "Act"), in reliance upon the exemption from registration afforded by Section 4(2) of the Act and/or Rule 506 promulgated thereunder; and

                  (iv) Such shares will not be freely transferable and may not be sold, transferred, assigned or otherwise disposed of by the recipient absent registration under the Act or an exemption therefrom, and the certificates evidencing such shares will bear a legend reflecting such restriction.

In addition, by its receipt of shares of Series I Preferred Stock, each holder of Junior Preferred Stock and Series A Preferred Stock will be deemed to have waived its rights to receive stock of the Surviving Corporation convertible into Common Stock of the Surviving Corporation.


                                    ARTICLE V

                  Shareholder Approval; Abandonment; Amendment

         5.1 This Agreement shall be submitted to the shareholders of each of the Constituent Corporations as provided by law, and shall take effect and be deemed the Agreement and Plan of Merger of the Constituent Corporations, upon the approval or adoption thereof by the shareholders of each of the Constituent Corporations in accordance with the laws of the State of Arizona and the State of Illinois, and upon the execution, filing and recording of such documents, and the doing of such acts and things as shall be required for accomplishing the merger under the laws of the State of Arizona and the State of Illinois.

         5.2 Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be abandoned for any reason at any time prior to the Effective Date by the mutual consent of the Board of Directors of Ticketmaster and TMC.

         5.3 This Agreement may be amended for any reason at any time prior to the Effective Date, either before or after the shareholders' approvals required by Section 5.1 of this Agreement, provided that such amendment shall not materially and adversely affect the rights and interests of the shareholders or debtors of Ticketmaster or TMC.


                                   ARTICLE VI

                                  Miscellaneous

         6.1 TMC, as the Surviving Corporation, shall pay all expenses of carrying this Agreement into effect and accomplishing the merger provided for herein.

         6.2 If at any time the Surviving Corporation shall consider or be advised that any further assignment or assurance in law is necessary or desirable to vest in the Surviving Corporation the title to any property or rights of Ticketmaster, the proper officers and directors of Ticketmaster shall execute and make all proper assignments and assurances in law, and do all things necessary or proper to vest such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement; and the proper officers and directors of the Surviving Corporation are fully authorized in the name of Ticketmaster, or otherwise, to take any and all such actions.

         6.3      Upon the Effective Date:

         (a) The respective assets of Ticketmaster and TMC shall be taken up and continued on the books of the Surviving Corporation in the amounts at which such assets shall have been carried on their respective books immediately prior to the Effective Date, except as herein provided with respect to the cancellation of the shares of Common Stock of TMC outstanding prior to the Effective Date;

         (b) The respective liabilities and reserves of Ticketmaster and TMC (excluding capital, paid-in surplus and retained earnings) shall be taken up or continued on the books of the Surviving Corporation in the amounts at which such liabilities and reserves shall have been carried on their respective books immediately prior to the Effective Date; and

         (c) The capital, capital surplus and earned surplus of Ticketmaster shall be taken up on the books of the Surviving Corporation as capital, paid-in surplus and earned surplus, respectively, in the amounts in which the same shall be carried on the books of Ticketmaster immediately prior to the merger;

except in all cases, as may be required to properly reflect the exchange of debt of Ticketmaster into equity of TMC and the other matters and transactions contemplated by this Agreement.

         6.4 The Surviving Corporation, from and after the Effective Date, agrees that it may be served with process in the State of Arizona in any proceeding for the enforcement of any obligation of Ticketmaster, and in any proceeding for the enforcement of the rights of the dissenting shareholders of Ticketmaster, if any, against the Surviving Corporation. The Surviving Corporation irrevocably appoints the Arizona Corporation Commission as its agent to accept service of process in any such proceeding. The address to which a copy of such process should be mailed by the Arizona Corporation Commission is 10 South Riverside Plaza, Chicago, Illinois 60606, until the Surviving Corporation shall have hereafter designated in writing to the Corporation Commission a different address for such purpose. The Surviving Corporation shall promptly pay to the dissenting shareholders of Ticketmaster the amount, if any, to which they shall be entitled under the provisions of the Arizona General Corporation Law with respect to the rights of dissenting shareholders.

         IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized officers of each of the parties hereto, and their respective corporate seals have hereunto been affixed and attested, as of the day and year first above written.

                                            TICKETMASTER CORPORATION,
                                            an Arizona corporation

(Corporate Seal)
                                            By:     /s/Fredric D. Rosen
                                                    _______________________
                                                     Fredric D. Rosen,
                                                   Chairman of the Board
ATTEST:



            /s/Norman J. Gantz
        __________________________
        Norman J. Gantz, Secretary




                                            TICKETMASTER CORPORATION,
                                            an Illinois corporation

(Corporate Seal)
                                            By:      /s/Fredric D. Rosen
                                                    _____________________
                                                      Fredric D. Rosen,
                                                    Chairman of the Board
ATTEST:



            /s/Norman J. Gantz
        __________________________
        Norman J. Gantz, Secretary

                                 ACKNOWLEDGMENTS

State of Illinois    )
                     ) SS.
County of Cook       )

 Be it remembered that on this 5th day of April, 1984, personally appeared before me Claudette M. Fortman, a Notary Public in and for said County and State aforesaid, FREDRIC D. ROSEN, Chairman of the Board of TICKETMASTER CORPORATION, an Arizona corporation, known to me personally to be such, and he as said Chairman of the Board, acknowledged the foregoing Agreement and Plan of Merger to be his free act and deed, and the free act and deed of said corporation and that the facts stated therein are true.

         Given under my hand and seal of office the day and year aforesaid.


                                                        /s/Claudette M. Fortman
                                                        _______________________
                                                        Claudette M. Fortman
                                                        Notary Public

My commission expires:     July 7, 1989

State of Illinois    )
                     ) SS.
County of Cook       )

Be it remembered that on this 5th day of April, 1984, personally appeared before me Claudette M. Fortman, a Notary Public in and for said County and State aforesaid, FREDRIC D. ROSEN, Chairman of the Board of TICKETMASTER CORPORATION, an Illinois corporation, known to me personally to be such, and he as said Chairman of the Board, acknowledged the foregoing Agreement and Plan of Merger to be his free act and deed, and the free act and deed of said corporation and that the facts stated therein are true.

Given under my hand and seal of office the day and year aforesaid.


                                                      /s/Claudette M. Fortman
                                                      _______________________
                                                      Claudette M. Fortman
                                                      Notary Public

My commission expires:     July 7, 1989

                                    EXHIBIT A

                        DEBT OF TICKETMASTER CORPORATION
                                 TO BE CONVERTED

                                                                               Estimated
                                                                            Accrued Interest
Holder                                         Principal Amount          through April 30, 1984             Total

Computerized                                      $150,000.00                      $16,200                   $166,200
    Ticketing Partners
Diversified                                        $25,000.00                      $24,700                    $49,700
    Capital Not, Inc.
FMG, Inc.                                         $300,000.00                     $195,700                   $495,700
HCQ Corporation                                 $4,700,000.00                     $173,000                 $4,873,000
Hi Chicago Trust                                  $135,000.00                      $61,700                   $196,700
The Holding Company                               $175,000.00                      $71,200                   $246,200
HT-Operating Corp.                                $500,000.00                     $299,900                   $799,900
Private Investment Partnership                     $12,500.00                       $6,100                    $18,600
Ticketmaster Partnership                           $12,500.00                       $6,100                     $8,600

                                    EXHIBIT B

                                     CONSENT

         The undersigned creditor of Ticketmaster Corporation, an Arizona corporation ("Ticketmaster"), in consideration of the issuance to it of ____________ shares of Series I Preferred Stock (the "Shares") of Ticketmaster Corporation, an Illinois corporation ("TMC"), hereby consents to the transactions described in that certain Agreement and Plan of Merger, dated as of April 5, 1984, between Ticketmaster and TMC. The undersigned hereby waives any and all right, claim, title and interest which the undersigned, its successors and assigns may have in or to the assets or property of Ticketmaster or TMC by virtue of the undersigned's status as payee under a certain promissory note ("Note"), dated as of ________________, from Ticketmaster in the principal amount of $__________. The undersigned agrees to deliver to Ticketmaster, prior to the issuance of the Shares, the Note, endorsed to evidence payment in full, all Uniform Commercial Code termination statements necessary to release any security interest in collateral securing the Note, and such other documents as Ticketmaster may reasonably request.

         The undersigned hereby represents and warrants to Ticketmaster and TMC that:

         (1) The undersigned is acquiring the Shares for itself without a view to the further distribution thereof; and

         (2) The undersigned was not organized for the specific purpose of acquiring the Shares.

         The undersigned hereby acknowledges that:

         (1) The Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), in reliance upon the exemption from registration afforded by Section 4(2) of the Act and/or Rule 506 promulgated thereunder; and

         (2) The Shares will not be freely transferable and may not be sold, transferred, assigned or otherwise disposed of by the undersigned absent registration under the Act or an exemption therefrom, and the certificates evidencing the Shares will bear a legend reflecting such registration.


                                                   ___________________________

                                                   By:________________________

Dated:

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

NOTE: On the date of adoption of the plan of merger an additional
--------------- shares were held in treasury and not entitled to vote:





Name of Corporation               Class                     Number of Shares



                                   ARTICLE SIX

     AS to each corporation, the number of shares voted for and against the plan, respectively, and the number of shares of any class entitled to vote as a class voted for and against the plan, are:


Name of Corporation                         Total Shares         Total Shares         Class      Shares      Shares
                                              Voted For          Voted Against                   Voted       Voted
                                                                                                  For        Against
See Exhibit C attached hereto.

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------


                                  ARTICLE SEVEN


All Provisions of the laws of the State of Illinois and the State of Arizona applicable to the proposed merger have been complied with.

(Delete this article if surviving or new corporation is to be governed by the laws of the State of Illinois.)

IN WITNESS WHEREOF each of the undersigned corporations has caused these articles of merger to be executed in its name by its president or vice president and its corporate seal to be hereunto affixed, attested by its secretary or assistant secretary, this 30th day of April, 1984

                                         TICKETMASTER CORPORATION,
                                         an Illinois corporation
Place
(Corporate Seal)
Here                                     By:             /s/Dennis P. Williams
                                                         _____________________
                                                          Dennis P. Williams,
                                                          Its Vice President
ATTEST:



           /s/ Norman J. Gantz
           _______________________
               Its Secretary



                                        TICKETMASTER CORPORATION,
                                        an Arizona corporation
Place
(Corporate Seal)
Here                                     By:             /s/Dennis P. Williams
                                                         _______________________
                                                          Dennis P. Williams,
                                                          Its Vice President
ATTEST:



            /s/ Norman J. Gantz
            _____________________
               Its Secretary



As authorized officers, we declare that this document has been examined by us and is, to the best of our knowledge and belief, true, correct and complete.

                                   Form BCA-55

                               (File in Duplicate)


To:   JIM EDGAR
      Secretary of State
      Springfield, Illinois


                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION



                                                          5335-698-2
                                                --------------------------------
                                                 (Do not write in this space)
                                                Date Paid
                                                Initial License Fee   5/24/84
                                                Franchise Tax         $
                                                Filing Fee            $100.00

                                                Clerk
                                                                      -------
                                                --------------------------------


         The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:


         ARTICLE FIRST: The name of the corporation is: Ticketmaster Corporation


         ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of
Illinois:



                         See Exhibit A attached hereto.

(Disregard separation into classes    ARTICLE THIRD: The number of shares of the
if class voting does not apply to     corporation outstanding at the time of
the amendment voted on.)              the adoption of said amendment or
                                      amendments was 1,000 shares of common
                                      stock; and the number of shares of each
                                      class entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:


                                         Class                Number of Shares
                                                    N/A

                                      NOTE:  On the date of adoption of the
                                      amendment an additional _________ shares were held in treasury and not entitled to vote:

                                         Class                Number of Shares
                                                    N/A

(Disregard separation into classes    ARTICLE FOURTH: The number of shares voted
if class voting does not apply to     for said amendment was 1,000 shares of
the amendment voted on.)              common stock; and the number of shares
                                      voted against said amendment or amendments was ___________. The number of shares of each class entitled to vote as a class voted for and against said amendment or amendments, respectively was:

                                         Class            Number of Shares Voted
                                          N/A              For          Against

(Disregard these items unless the     Item 1.  On the date of the adoption of
amendment restates the articles of    this amendment, restating the articles of
incorporation)                        incorporation, the corporation had 1,000
                                      shares issued, itemized as follows:

                                         Class        Series        Number          Par value per share or statement
                                                     (If Any)      of Shares        that shares are without par value
                                        Common         None         1,000           $.01

                                      Item 2. On the date of the adoption of
                                      this amendment restating the articles of incorporation, the corporation had a stated capital of $10.00 and a paid-in surplus of $990.00 or a total of $1,000.00.

(Disregard this Article where this    ARTICLE FIFTH: The manner in which the
amendment contains no such            exchange, reclassification, or
provisions.)                          cancellation of issued shares, or a
                                      reduction of the number of authorized
                                      shares of any class below the number of
                                      issued shares of that Class, provided
                                      for in, or effected by, this amendment,
                                      is as follows:

                                                        N/A

(Disregard this Paragraph where       ARTICLE SIXTH: Paragraph 1: The manner in
amendment does not affect stated      which said amendment or amendments effect
capital or paid-in surplus.)          a change in the amount of stated capital
                                      or the amount of paid-in surplus, or both, is as follows:

                                                        N/A

(Disregard this Paragraph where       Paragraph 2:  The amounts of stated
amendment does not affect stated      capital and of paid-in surplus as changed
capital or paid-in surplus.)          by this amendment are as follows:

                                                                         Before Amendment        After Amendment
                                      State Capital..................    $                       $
                                      Paid-in Surplus................    $                       $

                                                        N/A

IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its Vice President, and its corporate seal to be hereto affixed, attested by its Assistant Secretary, this 5th day of April, 1984.

                                             TICKETMASTER CORPORATION
                                                   Exact Corporate Name

                           Place             By  /s/Dennis P. Williams
                    CORPORATE SEAL HERE         ___________________________
                                                Its Vice President
ATTEST:

               /s/ David L. Pollins
              ______________________
                   Its Secretary


As authorized officers, we declare that this document has been examined by us and is, to the best of our knowledge and belief, true, correct and complete.

                                    EXHIBIT A

                         RESTATEMENT OF THE ARTICLES OF
                    INCORPORATION OF TICKETMASTER CORPORATION

ARTICLE ONE:               The name of the corporation is Ticketmaster
                           Corporation. The date of incorporation is February 8, 1984. The state of incorporation is Illinois.

ARTICLE TWO:
                           Registered Agent:         Norman J. Gantz
                           Registered Office:        208 S. LaSalle Street
                                                     Suite 1000
                                                     Chicago, Illinois 60604
                                                     Cook County

ARTICLE THREE:             The duration of the corporation is perpetual.

ARTICLE FOUR:              The purposes for which the corporation is organized
                           are:

                           To engage in the transaction of any or all lawful business for which corporation may be incorporated under The Illinois Business Corporation Act.

ARTICLE FIVE:              Paragraph 1: See Exhibit I attached hereto.
                           Paragraph 2: See Exhibit I attached hereto.

ARTICLE SIX:               Not required to be restated.

ARTICLE SEVEN:             Not required to be restated.

ARTICLE EIGHT:             The number of directors is not required to be
                           restated. In the event that any vacancy shall occur in the Board of Directors during an interim period between meetings of shareholders by virtue of an increase in the number of directors, the resignation of one or more directors or otherwise such vacancy or vacancies may be filled by a majority of the directors then in office and any director so elected shall serve until the next annual meeting of shareholders.

ARTICLE NINE:              All the property of the corporation is to be located
                           in this State and all of its business is to be transacted at or from places of business in this state, or the Incorporator(s) elect to pay the initial franchise tax on the basis of the entire consideration to be received for the issuance of shares.

                                    EXHIBIT I

ARTICLE FIVE

         Paragraph 1: The number of shares which the corporation shall be authorized to issue, itemized by class, series and par value, if any, is

                                                                      Par Value                Number of Shares
            Class                         Series                      Per Share                   Authorized
            Common                                                      $.01                      25,000,000
          Preferred                          I                          $.10                      10,000,000
          Preferred                         II                          $.10                       6,200,000
          Preferred                    Undesignated                     $.10                       3,800,000

         Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

         No holder of any class or series of stock of the corporation shall have any preemptive rights to subscribe for additional shares of stock of the corporation. No holders of any class or series of voting stock of the corporation shall be entitled to cumulate their votes for the election of directors of the corporation. Whenever a vote of shareholders is required by law or these Articles of Incorporation to approve amendments to the Articles of Incorporation, or any merger, consolidation or the sale of substantially all of the assets of the corporation outside of the ordinary course of business, such approval shall require affirmative vote of the minimum number of shares permitted by Illinois law at the date such vote is taken, but in no event less than a majority of the total outstanding shares entitled to vote and, if required by law, a majority of the outstanding shares of each class and series of shares entitled to vote as a separate class in respect thereof.

         Each issued and outstanding share of Common Stock will entitle the holder thereof to one (1) vote on any matters submitted to a vote or for consent of shareholders. Except as otherwise set forth in those Articles of Incorporation, issued and outstanding shares of Preferred Stock will not be entitled to vote.

         The Board of Directors is authorized to provide from time to time for the issuance of shares of Preferred Stock and to fix from time to time, before issuance, the designation, preferences and privileges of the shares, of each series of Preferred Stock and the restrictions or qualifications thereof, including, without limiting the generality of the foregoing, the following:

         (a)      The serial designation and authorized number of shares;

         (b) The dividend rate, the date or dates to which such dividends will be payable and the extent to which such dividends may be cumulative;

         (c) The amount or amounts to be received by the holders in the event of voluntary or involuntary dissolution or liquidation of the corporation;

         (d) Whether such shares may be redeemed, and if so, the price or prices at which the shares may be redeemed and any terms, conditions and limitations upon such redemption;

         (e) Any sinking fund provisions for redemption or purchase of shares of such series;

         (f) The terms and conditions, if any, on which shares may be converted, at the election of the holders thereof, into shares of other capital stock or of other series of Preferred Stock of the corporation; and

         (g) As to any series designated after July 1, 1984, the voting rights, if any.

         The Board of Directors may also from time to time:

         (a) Alter, without limitation or restriction, the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock; and

         (b) Within the limits or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, increase or decrease (but not below the number of shares then outstanding) the number of shares of any such series subsequent to the issuance of shares of that series.

        Each series of Preferred Stock may, in preference to the Common Stock, be entitled to dividends from funds or other assets legally available therefor, at such rates, payable at such times and cumulative to such extent as may be determined and fixed by the Board of Directors pursuant to the authority herein conferred upon it.

        Each series of Preferred Stock may be subject to redemption in whole or in part at such price or prices and on such terms, conditions and limitations as may be determined and fixed by the Board of Directors prior to the issuance of such series. Unless otherwise determined by the Board of Directors by authorizing resolution, if less than all of the shares of any series of the Preferred Stock are to be redeemed, they will be selected in such manner as the Board of Directors shall then determine. Nothing herein contained is to limit any right of the corporation to purchase or otherwise acquire any shares of any series of Preferred Stock. Any shares of Preferred Stock redeemed or otherwise acquired by the corporation will have the status of authorized and unissued shares, undesignated as to series, and may thereafter, in the discretion of the Board of Directors and to the extent permitted by law, be sold or reissued from time to time as part of another series or (unless prohibited by the terms of such series as fixed by the Board of Directors) of the same series, subject to the terms and conditions herein set forth.

         Series I Preferred Stock. The rights, preferences, privileges and restrictions granted to or imposed upon the Series I Preferred Stock are as follows:

         (a) Dividends. The holders of Series I Preferred Stock shall have the right to receive, as and when declared payable from time to time by the Board of Directors from funds legally available therefor, a preferential dividend of $.12 per share per annum and no more. Such dividends shall be payable only to the extent that the corporation has cumulative earnings sufficient therefor. Dividends on the shares of Series I Preferred Stock accruing with respect to each "dividend year" (as defined below) shall be payable annually as determined by the Board of Directors, but in no event later than 120 days after the end of each "dividend year" (thus "dividend payment date"). Such dividend shall be payable to holders of record on a date to be fixed by the Board of Directors, such date to be not more than 120 days preceding the dividend payment date. For the purposes hereof, the period comprising a "dividend year" shall be concurrent with the then fiscal year of the corporation.

         (b) Redemption. The corporation may, at its option, at any time on or after January 1, 1985, redeem all or any part of the then outstanding Series I Preferred Stock in an amount per share equal to all dividends declared and unpaid to the date fixed for redemption plus a redemption amount determined as follows:

        If the date fixed for redemption is during
         the 12-month period beginning January 1:                               Redemption Amount
         1985                                                                         $1.10
         1986                                                                         $1.08
         1987                                                                         $1.06
         1988                                                                         $1.04
         1989                                                                         $1.02
         1990 and thereafter                                                          $1.00

                  The aforesaid redemption amount plus the declared and unpaid dividends are referred to herein as the "redemption price". If less than all shares of Series I Preferred Stock are to be redeemed, the shares of such series to be redeemed shall be chosen by lot or pro rata in such manner as the Board of Directors may determine.

                  Not less than 30 days prior to the date fixed for redemption, a notice specifying the time and place thereof shall be given by mail to the holders of record of Series I Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock books of the corporation, but no failure to mail such notice or defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the corporation has failed to mail such notice or except as to the holder whose notice was defective. Any notice which was mailed in the manner, herein provided shall be conclusively presumed to have been mailed whether or not the holder receives the notice.

                  At any time after notice of redemption has been given in the manner prescribed above, the corporation may deposit the aggregate redemption price in trust with a bank or trust company (in good standing, organized under the laws of the United States or of the State of Illinois) named in such notice, for payment on the date fixed for redemption to the holders of the shares so to be redeemed, upon surrender (and endorsement if required by the Board of Directors) of the certificates for such shares.

                  Upon such redemption date (unless the corporation shall default in payment or deposit of the redemption price as set forth in such notice), such holders shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the corporation and shall have no voting or other rights with respect to such shares except the right to receive the monies payable upon such redemption from such bank or trust company, or from the corporation, without interest thereon, upon surrender (and endorsement, if required by the Board of Directors) of the certificates; and the shares represented thereby shall no longer be deemed to be outstanding. In the event the holder of any such shares of the Series I Preferred Stock shall not, within six years after such deposit, claim the amount deposited as above stated for the redemption thereof, the depositary shall, upon demand, pay the corporation such unclaimed amount so deposited, and the depositary shall thereupon be relieved of all responsibility therefor to such holder. The corporation may retain such unclaimed amount as part of its general funds, free of any claim of those previously entitled thereto.

         (c) Dissolution. In the event of any liquidation, dissolution or winding-up of the affairs of the corporation, either voluntarily or involuntarily the amount that shall be paid to the holder of each share of Series I Preferred Stock shall be the fixed amount of $1.00 for such share and no more and the additional sum representing accrued and unpaid dividends, if any. Neither the merger or consolidation of the corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the affairs of the corporation for this purpose.

         (d) Voting Rights. The holders of the shares of Series I Preferred Stock shall not be entitled to vote on any matter which is required by law or by the Articles of Incorporation or By-Laws of the corporation to be voted upon by the shareholders or upon which the shareholders shall otherwise be entitled to vote, unless otherwise required by the Illinois Business Corporation Act.

         (e) Seniority. The Series I Preferred Stock shall be senior to all other equity securities of the corporation and shall be entitled to receive in full all dividends and distributions to which such stock shall be entitled prior to the payment of any dividends or distributions upon any other class or series of equity securities and shall be redeemed in full prior to the full or partial redemption of any other class or series of equity securities.

         Series II Preferred Stock. The rights, preferences, privileges and restrictions granted to or imposed upon the Series II Preferred Stock are as follows:

         (a) Dividends. The holders of Series II Preferred Stock shall have the right to receive, as and when declared payable from time to time by the Board of Directors from funds legally available therefor, a preferential dividend of $.024 per share per annum and no more. Such dividends shall be payable only to the extent that the corporation has cumulative earnings sufficient therefor. Dividends on the shares of Series II Preferred Stock accruing with respect to each "dividend year" (as defined below) shall be payable annually as determined by the Board of Directors, but in no event later than 120 days after the end of each "dividend year" (the "dividend payment date"). Such dividend shall be payable to holders of record on a date to be fixed by the Board of

                  Directors, such date to be not more than 120 days preceding the dividend payment date. For the purposes hereof, the period comprising a "dividend year" shall be concurrent with the then fiscal year of the corporation.

         (b) Redemption. The corporation may, at its option, at any time on or after January 1, 1985, redeem all or any part of the then outstanding Series II Preferred Stock in an amount per share equal to all dividends declared and unpaid to the date fixed for redemption plus a redemption amount determined as follows:

           If the date fixed for redemption is during                               Redemption Amount
            the 12-month period beginning January 1:
                 1985                                                                    $0.22
                 1986                                                                    $0.216
                 1987                                                                    $0.212
                 1988                                                                    $0.208
                 1989                                                                    $0.204
                 1990 and thereafter                                                     $0.20

                  The aforesaid redemption amount plus the declared and unpaid dividends are referred to herein as the "redemption price". If less than all shares of Series II Preferred Stock are to be redeemed, the shares of such series to be redeemed shall be chosen by lot or pro rata in such manner as the Board of Directors may determine.

                  Not less than 30 days prior to the date fixed for redemption, a notice specifying the time and place thereof shall be given by mail to the holders of record of Series II Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock books of the corporation, but no failure to mail such notice or defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the corporation has failed to mail such notice or except as to the holder whose notice was defective. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

                  At any time after notice of redemption has been given in the manner prescribed above, the corporation may deposit the aggregate redemption price in trust with a bank or trust company (in good standing, organized under the laws of the United States or of the State of Illinois) named in such notice, for payment on the date fixed for redemption to the holders of the shares so to be redeemed, upon surrender (and endorsement if required by the Board of Directors) of the certificates for such shares. Upon such redemption date (unless the corporation shall default in payment or deposit of the redemption price as set forth in such notice), such holders shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the corporation and shall have no voting or other rights with respect to such shares except the right to receive the monies payable upon such redemption from such bank or trust company, or from the corporation, without interest thereon, upon surrender (and endorsement, if required by the Board of Directors) of the certificates; and the shares represented thereby shall no longer be deemed to be outstanding. In the event the holder of any such shares of the Series II Preferred Stock shall not, within six years after such deposit, claim the amount deposited as above stated for the redemption thereof, the depositary shall, upon demand, pay the corporation such unclaimed amount so deposited, and the depositary shall thereupon be relieved of all responsibility therefor to such holder. The corporation may retain such unclaimed amount as part of its general funds, free of any claim of those previously entitled thereto.

         (c) Dissolution. In the event of any liquidation, dissolution or winding up of the affairs of the corporation, either voluntarily or involuntarily, the amount that shall be paid to the holder of each share of Series II Preferred Stock shall be the fixed amount of $.20 for such share and no more and the additional sum representing accrued and unpaid dividends, if any. Neither the merger or consolidation of the corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed be a liquidation, dissolution or winding up of the affairs of the corporation for this purpose.

         (d) Voting Rights. The holders of the shares of Series II Preferred Stock shall have one (1) vote per share on all matters which are required by law or by the Articles of Incorporation or By-Laws of the corporation to be voted upon by the shareholders, or upon which the shareholders shall otherwise be entitled to vote.

         (e) Seniority. The Series II Preferred Stock shall be senior to all other equity securities of the corporation (except the Series I Preferred Stock), and shall be entitled to receive in full all dividends and distributions to which such stock shall be entitled prior to the payment of any dividends or distributions upon any other class or series of equity securities (except the Series I Preferred Stock) and shall be redeemed in full prior to the full or partial redemption of any other class or series of equity securities (except the Series I Preferred Stock).

                                                                                                File #5335-698-??
BCA-10.30 (Rev. Jul. 1984)                                  JIM EDGAR                         This Space For Use By
                                                        Secretary of State                     Secretary of State
Submit in Duplicate                                     State of Illinois
                                                                                          Date                6/26/85
Remit payment in Check or Money Order,                ARTICLES OF AMENDMENT               Franchise Tax       $25.00
payable to "Secretary of State".                                                          Filing Fee          $
                                                                                          Clerk               /init/

DO NOT SEND CASH!

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE       The name of the corporation is Ticketmaster Corporation
                                                                        (note 1)

ARTICLE TWO       The following amendment of the Articles of Incorporation was adopted on April 26, 1985 in the manner indicated below. ("X") one box only.

                  / / By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment; (Note 2)

                  / / By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for
                           the adoption of the amendment;               (Note 3)

                  / / By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of
                           the amendment;                               (Note 4)

                  /X/      By the shareholders, in accordance with Sections
                           10.20 and 7.10, a resolution of the board of directors having been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
                                                                        (Note 4)

                  / /      By the shareholders, in accordance with Sections
                           10.20 and 7.10, a resolution of the board of
                           directors have been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this
                           amendment.                                   (Note 4)

                               (INSERT AMENDMENT)

(Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is: RESOLVED, that the Articles of Incorporation be amended to read as follows:)

       -----------------------------------------------------------------
                                   (New Name)

                                   Resolution



"RESOLVED, that Article Five of the Articles of Incorporation be deleted in its entirety and that the language set forth on Exhibit A attached hereto be substituted in its place and stead."





         See Exhibit A attached hereto.

ARTICLE THREE     The manner, if not set forth in the amendment, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert "No change")

                           No Change


ARTICLE FOUR      (a) The manner, if not set forth in the amendment, in which said amendment effects a change in the amount of paid-in capital* is as follows: (If not applicable, insert "No change")

                           No Change

                  (b) The amount of paid-in capital* as changed by this amendment is as follows: (If not applicable, insert "No change")

                           No Change

                                        Before Amendment     After Amendment
                  Paid-in Capital       $______________      $______________


The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated  May 10, 1985                          TICKETMASTER CORPORATION
                                             (Exact Name of Corporation)
attested by  /s/Norman J. Gantz             by /s/Dennis P. Williams
(Signature of Secretary or                       (Signature of President
Assistant Secretary)                              or Vice President)

   Norman J. Gantz, Secretary                     Dennis P. Williams,
   (Type or Print Name and Title)                 Executive Vice President
                                                  Type or Print Name and Title)



* "Paid-in Capital" replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts.

                                              NOTES and INSTRUCTIONS

Note 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

Note 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected. (Section 10.10)

Note 3: Directors may adopt amendments without shareholder approval in only six instances, as follows:

         (a) to remove the names and addresses of directors named in the articles of incorporation;

         (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to
                  Section 5.15 is also filed;

         (c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;

         (d) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp.", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;

         (e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with Section 9.05,

         (f) to restate the articles of incorporation as currently amended. (Section 10.15)


Note 4:  All amendments not adopted under Section 10.10 or Section 10.15 require
         (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

         Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

         To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least 2/3 vote within each class is required).

         The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies. (Section 10.20)

Note 5: When shareholder approval is by written consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment. (Sections 7.10 & 10.20)

                                    EXHIBIT A

                                  ARTICLE FIVE

        Paragraph 1: The number of shares which the corporation shall be authorized to issue, itemized by class, series and par value, if any, is:

                                                         Par Value              Number of
                Class                Series              Per Share          Shares Authorized
               Common                                  no par value             25,000,000
              Preferred                 I                  $.10                 10,000,000
              Preferred                II                  $.10                  6,200,000
              Preferred           Undesignated             $.10                  3,800,000

        Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

        No holder of any class or series of stock of the corporation shall have any preemptive rights to subscribe for additional shares of stock of the corporation. No holders of any class or series of voting stock of the corporation shall be entitled to cumulate their votes for the election of directors of the corporation. Whenever a vote of shareholders is required by law or these Articles of Incorporation to approve amendments to the Articles of Incorporation, or any merger, consolidation or the sale of substantially all of the assets of the corporation outside of the ordinary course of business, such approval shall require affirmative vote of the minimum number of shares permitted by Illinois law at the date such vote is taken, but in no event less than a majority of the total outstanding shares entitled to vote and, if required by law, a majority of the outstanding shares of each class and series of shares entitled to vote as a separate class in respect thereof.

        Each issued and outstanding share of Common Stock will entitle the holder thereof to one (1) vote on any matters submitted to a vote or for consent of shareholders. Except as otherwise set forth in these Articles of Incorporation, issued and outstanding shares of Preferred Stock will not be entitled to vote.

        The Board of Directors is authorized to provide from time to time for the Issuance of shares of Preferred Stock and to fix from time to time, before issuance, the designation, preferences and privileges of the shares of each series of Preferred Stock and the restrictions or qualifications thereof, including, without limiting the generality of the foregoing, the following:

         (a)      The serial designation and authorized number of shares;

         (b) The dividend rate, the date or dates to which such dividends will be payable and the extent to which such dividends may be cumulative;

         (c) The amount or amounts to be received by the holders in the event of voluntary or involuntary dissolution or liquidation of the corporation;

         (d) Whether such shares may be redeemed, and if so, the price or prices at which the shares may be redeemed and any terms, conditions and limitations upon such redemption;

         (e) Any sinking fund provisions for redemption or purchase of shares of such series;

         (f) The terms and conditions, if any, on which shares may be converted, at the election of the holders thereof, into shares of other capital stock or of other series of Preferred Stock of the corporation; and

         (g) As to any series designated after July 1, 1984, the voting rights, if any.

         The Board of Directors may also from time to time:

         (a) Alter, without limitation or restriction, the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock; and

         (b) Within the limits or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, increase or decrease (but not below the number of shares then outstanding) the number of shares of any such series subsequent to the issuance of shares of that series.

        Each series of Preferred Stock may, in preference to the Common Stock, be entitled to dividends from funds or other assets legally available therefor, at such rates, payable at such times and cumulative to such extent as may be determined and fixed by the Board of Directors pursuant to the authority herein conferred upon it.

        Each series of Preferred Stock may be subject to redemption in whole or in part at such price or prices and on such terms, conditions and limitations as may be determined and fixed by the Board of Directors prior to the issuance of such series. Unless otherwise determined by the Board of Directors by authorizing resolution, if less than all of the shares of any series of the Preferred Stock are to be redeemed, they will be selected in such manner as the Board of Directors shall then determine. Nothing herein contained is to limit any right of the corporation to purchase or otherwise acquire any shares of any series of Preferred Stock. Any shares of Preferred Stock redeemed or otherwise acquired by the corporation will have the status of authorized and unissued shares, undesignated as to series, and may thereafter, in the discretion of the Board of Directors and to the extent permitted by law, be sold or reissued from time to time as part of another series or (unless prohibited by the terms of such series as fixed by the Board of Directors) of the same series, subject to the terms and conditions herein set forth.

        Series I Preferred Stock. The rights, preferences, privileges and restrictions granted to or imposed upon the Series I Preferred Stock are as follows:

         (a) Dividends. The holders of Series I Preferred Stock shall have the right to receive, as and when declared payable from time to time by the Board of Directors from funds legally available therefor, a preferential dividend of $.12 per share per annum and no more. Commencing with the dividend year (as defined below) beginning February 1,

                  1988 (or such other date as shall be the first day of the corporation's fiscal year ending in 1989), the dividend with respect to Series I Preferred Stock shall increase to $.15 per share. Commencing with the dividend year beginning February 1, 1991 (or such other date as shall be the first day of the corporation's fiscal year ending in 1992), the dividend with respect to Series I Preferred Stock shall increase to $.18 per share. Such dividends shall be payable only to the extent that the corporation has cumulative earnings sufficient therefor. Dividends on the shares of Series I Preferred Stock accruing with respect to each dividend year shall be payable annually as determined by the Board of Directors, but in no event later than 120 days after the end of each "dividend year" (the "dividend payment date"). Such dividend shall be payable to holders of record on a date to be fixed by the Board of Directors, such date to be not more than 120 days preceding the dividend payment date. For the purposes hereof, the period comprising a "dividend year" shall be concurrent with the then fiscal year of the corporation.

         (b) Redemption. The corporation may, at its option, at any time on or after January 1, 1985, redeem all or any part of the then outstanding Series I Preferred Stock in an amount per share equal to all dividends declared and unpaid to the date fixed for redemption plus a redemption amount determined as follows:

                  If the date fixed for redemption is during
                   the 12-month period beginning January 1:                    Redemption Amount
                          1985                                                       $1.10
                          1986                                                       $1.08
                          1987                                                       $1.06
                          1988                                                       $1.04
                          1989                                                       $1.02
                          1990 and thereafter                                        $1.00

                  The aforesaid redemption amount plus the declared and unpaid dividends are referred to herein as the "redemption price". If less than all shares of Series I Preferred Stock are to be redeemed, the shares of such series to be redeemed shall be chosen by lot or pro rata in such manner as the Board of Directors may determine.

                  Not less than 30 days prior the date fixed for redemption, a notice specifying the time and place thereof shall be given by mail to the holders of record of Series I Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock books of the corporation, but no failure to mail such notice or defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the corporation has failed to mail such notice or except as to the holder whose notice was defective. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

                  At any time after notice of redemption has been given in the manner prescribed above, the corporation may deposit the aggregate redemption price in trust with a bank or trust company (in good standing, organized under the laws of the United States or of the State of Illinois) named in such notice, for payment on the date fixed for redemption to the holders of the shares so to be redeemed, upon surrender (and endorsement if required by the Board of Directors) of the certificates for such shares. Upon such redemption date (unless the corporation shall default in payment or deposit of the redemption price as set forth in such notice), such holders shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the corporation and shall have no voting or other rights with respect to such shares except the right to receive the monies payable upon such redemption from such bank or trust company, or from the corporation, without interest thereon, upon surrender (and endorsement, if required by the Board of Directors) of the certificates; and the shares represented thereby shall no longer be deemed to be outstanding. In the event the holder of any such shares of the Series I Preferred Stock shall not, within six years after such deposit, claim the amount deposited as above stated for the redemption thereof, the depositary shall, upon demand, pay the corporation such unclaimed amount so deposited, and the depositary shall thereupon be relieved of all responsibility therefor to such holder. The corporation may retain such unclaimed amount as part of its general funds, free of any claim of those previously entitled thereto.

         (c) Dissolution. In the event of any liquidation, dissolution or winding up of the affairs of the corporation, either voluntarily or involuntarily, the amount that shall be paid to the holder of each share of Series I Preferred Stock shall be the fixed amount of $1.00 for such share and no more and the additional sum representing accrued and unpaid dividends, if any. Neither the merger or consolidation of the corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the affairs of the corporation for this purpose.

         (d) Voting Rights. The holders of the shares of Series I Preferred Stock shall not be entitled to vote on any matter which is required by law or by the Articles of Incorporation or By-Laws of the corporation to be voted upon by the shareholders or upon which the shareholders shall otherwise be entitled to vote, unless otherwise required by the Illinois Business Corporation Act.

         (e) Seniority. The Series I Preferred Stock shall be senior to all other equity securities of the corporation and shall be entitled to receive in full all dividends and distributions to which such stock shall be entitled prior to the payment of any dividends or distributions upon any other class or series of equity securities and shall be redeemed in full prior to the full or partial redemption of any other class or series of equity securities.

        Series II Preferred Stock. The rights, preferences, privileges and restrictions granted to or imposed upon the Series II Preferred Stock are as follows:

         (a) Dividends. The holders of Series II Preferred Stock shall have the right to receive, as and when declared payable from time to time by the Board of Directors from funds legally available therefor, a preferential dividend of $.024 per share per annum and no more. Such dividends shall be payable only to the extent that the corporation has cumulative earnings sufficient therefor. Dividends on the shares of Series II Preferred Stock accruing with respect to each "dividend year" (as defined below) shall be payable annually as determined by the Board of Directors, but in no event later than 120 days after the end of each "dividend year" (the "dividend payment date"). Such dividend shall be payable to holders of record on a date to be fixed by the Board of Directors, such date to be not more than 120 days preceding the dividend payment date. For the purposes hereof, the period comprising a "dividend year" shall be concurrent with the then fiscal year of the corporation.

         (b) Redemption. The corporation may, at its option, at any time on or after January 1, 1985, redeem all or any part of the then outstanding Series II Preferred Stock in an amount per share equal to all dividends declared and unpaid to the date fixed for redemption plus a redemption amount determined as follows:

  If the date fixed for redemption is during the 12-month                        Redemption Amount
  period beginning January 1:
         1985                                                                           $0.22
         1986                                                                           $0.216
         1987                                                                           $0.212
         1988                                                                           $0.208
         1989                                                                           $0.204
         1990 and thereafter                                                            $0.20

                  The aforesaid redemption amount plus the declared and unpaid dividends are referred to herein as the "redemption price". If less than all shares of Series II Preferred Stock are to be redeemed, the shares of such series to be redeemed shall be chosen by lot or pro rata in such manner as the Board of Directors may determine.

                  Not less than 30 days prior to the date fixed for redemption, a notice specifying the time and place thereof shall be given by mail to the holders of record of Series II Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock books of the corporation, but no failure to mail such notice or defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the corporation has failed to mail such notice or except as to the holder whose notice was defective. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

                  At any time after notice of redemption has been given in the manner prescribed above, the corporation may deposit the aggregate redemption price in trust with a bank or trust company (in good standing, organized under the laws of the United States or of the State of Illinois) named in such notice, for payment on the date fixed for redemption to the holders of the shares so to be redeemed, upon surrender (and endorsement if required by the Board of Directors) of the certificates for such shares. Upon such redemption date (unless the corporation shall default in payment or deposit of the redemption price as set forth in such notice), such holders shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the corporation and shall have no voting or other rights with respect to such shares except the right to receive the monies payable upon such redemption from such bank or trust company, or from the corporation, without interest thereon, upon surrender (and endorsement, if required by the Board of Directors) of the certificates; and the shares represented thereby shall no longer be deemed to be outstanding. In the event the holder of any such shares of the Series II Preferred Stock shall not, within six years after such deposit, claim the amount deposited as above stated for the redemption thereof, the depositary shall, upon demand, pay the corporation such unclaimed amount so deposited, and the depositary shall thereupon be relieved of all responsibility therefor to such holder. The corporation may retain such unclaimed amount as part of its general funds, free of any claim of those previously entitled thereto.

         (c) Dissolution. In the event of any liquidation, dissolution or winding up of the affairs of the corporation, either voluntarily or involuntarily, the amount that shall be paid to the holder of each share of Series II Preferred Stock shall be the fixed amount of $.20 for such share and no more and the additional sum representing accrued and unpaid dividends, if any. Neither the merger or consolidation of the corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the affairs of the corporation for this purpose.

         (d) Voting Rights. The holders of the shares of Series II Preferred Stock shall have one (1) vote per share on all matters which are required by law or by the Articles of Incorporation or By-Laws of the corporation to be voted upon by the shareholders, or upon which the shareholders shall otherwise be entitled to vote.

         (e) Seniority. The Series II Preferred Stock shall be senior to all other equity securities of the corporation (except the Series I Preferred Stock), and shall be entitled to receive in full all dividends and distributions to which such stock shall be entitled prior to the payment of any dividends or distributions upon any other class or series of equity securities (except the Series I Preferred Stock) and shall be redeemed in full prior to the full or partial redemption of any other class or series of equity securities (except the Series I Preferred Stock).

                                                                                                File #5335-698-??
BCA-10.30 (Rev. Jul. 1984)                                  JIM EDGAR                         This Space For Use By
                                                        Secretary of State                     Secretary of State
Submit in Duplicate                                     State of Illinois
                                                                                          Date                7/29/85
Remit payment in Check or Money Order,                ARTICLES OF AMENDMENT               License Fee         $
payable to "Secretary of                                                                  Franchise Tax       $25.00
State".                                                                                   Filing Fee          $
                                                                                          Clerk               /init/


DO NOT SEND CASH!

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE       The name of the corporation is Ticketmaster Corporation
                                                                        (note 1)

ARTICLE TWO       The following amendment of the Articles of Incorporation was adopted on July 1, 1985 in the manner indicated below. ("X") one box only.

                  / / By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment; (Note 2)

                  /X/ By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for
                           the adoption of the amendment;               (Note 3)

                  / / By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of
                           the amendment;                               (Note 4)

                  / /      By the shareholders, in accordance with Sections
                           10.20 and 7.10, a resolution of the board of directors having been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
                                                                        (Note 4)

                  / /      By the shareholders, in accordance with Sections
                           10.20 and 7.10, a resolution of the board of
                           directors have been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this
                           amendment.                                   (Note 4)

                               (INSERT AMENDMENT)

(Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is: RESOLVED, that the Articles of Incorporation be amended to read as follows:)

        -----------------------------------------------------------------
                                   (New Name)

                                   Resolution



"RESOLVED, that Paragraph 1 of Article Five to the Articles of Incorporation be, and it hereby is, amended as follows:

         Paragraph 1: The number of shares which the Corporation shall be authorized to issue, itemized by class, series and par value, if any, is:

                                                                      Par Value                    Number of
            Class                         Series                      Per Share                Shares Authorized
            Common                                                       NPV                        25,000,000
          Preferred                          I                          $.10                        10,000,000
          Preferred                         II                          $.10                         7,200,000
          Preferred                    Undesignated                     $.10                         2,800,000

ARTICLE THREE     The manner, if not set forth in the amendment, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert "No change")

                           No Change

ARTICLE FOUR      (a) The manner, if not set forth in the amendment, in which said amendment effects a change in the amount of paid-in capital* is as follows: (If not applicable, insert "No change")

                           N/A

                  (b) The amount of paid-in capital* as changed by this amendment is as follows: (If not applicable, insert "No change")

                           N/A

                                      Before Amendment     After Amendment
                  Paid-in Capital     $______________      $______________


The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated  July 1, 1985                           TICKETMASTER CORPORATION
                                             (Exact Name of Corporation)

attested by  /s/Norman J. Gantz              by /s/Dennis P. Williams
    (Signature of Secretary or                     (Signature of President
     Assistant Secretary)                           or Vice President)


         Norman J. Gantz, Secretary                Dennis P. Williams,
         (Type or Print Name and Title)            Vice President
                                                  (Type or Print Name and Title)



* "Paid-in Capital" replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts.

                             NOTES and INSTRUCTIONS

Note 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

Note 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected. (Section 10.10)

Note 3: Directors may adopt amendments without shareholder approval in only six instances, as follows:

         (a) to remove the names and addresses of directors named in the articles of incorporation;

         (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to
                  Section 5.15 is also filed;

         (c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;

         (d) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp.", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;

         (e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with Section 9.05,

         (f) to restate the articles of incorporation as currently amended. (Section 10.15)

Note 4:  All amendments not adopted under Section 10.10 or Section 10.15 require
         (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

         Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

         To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least 2/3 vote within each class is required).

         The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies. (Section 10.20)

Note 5: When shareholder approval is by written consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment. (Sections 7.10 & 10.20)

                                                                                                File #5335-698-??
BCA-10.30 (Rev. Jul. 1984)                                  JIM EDGAR                         This Space For Use By
                                                        Secretary of State                     Secretary of State
Submit in Duplicate                                     State of Illinois
                                                                                          Date                12-26-85
Remit payment in Check or Money Order,                ARTICLES OF AMENDMENT               License Fee         $
payable to "Secretary of State".                                                          Franchise Tax       $25.00
                                                                                          Filing Fee          $
                                                                                          Clerk               /init/


DO NOT SEND CASH!

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE       The name of the corporation is Ticketmaster Corporation
                                                                        (note 1)

ARTICLE TWO       The following amendment of the Articles of Incorporation was adopted on November 25, 1985 in the manner indicated below.
                  ("X") one box only.

                  / /       By a majority of the incorporators, provided no
                           directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment; (Note 2)

                  / / By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment; (Note 3)

                  / / By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment; (Note 4)

                  /X/      By the shareholders, in accordance with Sections
                           10.20 and 7.10, a resolution of the board of directors having been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10; (Note 4)

                  / /      By the shareholders, in accordance with Sections
                           10.20 and 7.10, a resolution of the board of directors have been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.(Note 4)

                               (INSERT AMENDMENT)

(Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is: RESOLVED, that the Articles of Incorporation be amended to read as follows:)

        -----------------------------------------------------------------
                                   (New Name)

                                   Resolution



        "RESOLVED, that Article Five of the Articles of Incorporation be deleted in its entirety and that the language set forth in Exhibit A attached hereto be substituted in its place and stead."

See Exhibit A attached hereto.

ARTICLE THREE     The manner, if not set forth in the amendment, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert "No change")

                           No Change

ARTICLE FOUR      (a) The manner, if not set forth in the amendment, in which said amendment effects a change in the amount of paid-in capital* is as follows: (If not applicable, insert "No change")

                           No Change

                  (b) The amount of paid-in capital* as changed by this amendment is as follows: (If not applicable, insert "No change")

                           No Change

                                      Before Amendment      After Amendment
                  Paid-in Capital     $______________       $______________


The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated  November 25, 1985                     TICKETMASTER CORPORATION
                                             (Exact Name of Corporation)

attested by  /s/Norman J. Gantz              by /s/Dennis P. Williams
    (Signature of Secretary or                     (Signature of President
     Assistant Secretary)                           or Vice President)


         Norman J. Gantz, Secretary                Dennis P. Williams,
         (Type or Print Name and Title)            President
                                                  (Type or Print Name and Title)



* "Paid-in Capital" replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts.

                             NOTES and INSTRUCTIONS

Note 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

Note 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected. (Section 10.10)

Note 3: Directors may adopt amendments without shareholder approval in only six instances, as follows:

         (a) to remove the names and addresses of directors named in the articles of incorporation;

         (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to
                  Section 5.15 is also filed;

         (c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;

         (d) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp.", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;

         (e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with Section 9.05,

         (f) to restate the articles of incorporation as currently amended. (Section 10.15)

Note 4:  All amendments not adopted under Section 10.10 or Section 10.15 require
         (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

         Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

         To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least 2/3 vote within each class is required).

         The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies. (Section 10.20)

Note 5: When shareholder approval is by written consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment. (Sections 7.10 & 10.20)

                                    EXHIBIT A

                                  ARTICLE FOUR

        Paragraph 1: The number of shares which the corporation shall be authorized to issue, itemized by class, series and par value, if any, is:

                                                                      Par Value                    Number of
            Class                         Series                      Per Share                Shares Authorized
            Common                                                  no par value                    25,000,000
          Preferred                          I                          $.10                        15,000,000
          Preferred                         II                          $.10                         5,900,000
          Preferred                         III                         $.10                           100,000
          Preferred                    Undesignated                     $.10                         4,000,000


        Paragraph 2: The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are:

        No holder of any class or series of stock of the corporation shall have any preemptive rights to subscribe for additional shares of stock of the corporation. No holders of any class or series of voting stock of the corporation shall be entitled to cumulate their votes for the election of directors of the corporation. Whenever a vote of shareholders is required by law or these Articles of Incorporation to approve amendments to the Articles of Incorporation, or any merger, consolidation or the sale of substantially all of the assets of the corporation outside of the ordinary course of business, such approval shall require the affirmative vote of the minimum number of shares permitted by Illinois law at the date such vote is taken, but in no event less than a majority of the total outstanding shares entitled to vote and, if required by law, a majority of the outstanding shares of each class and series of shares entitled to vote as a separate class in respect thereof.

        Each issued and outstanding share of Common Stock will entitle the holder thereof to one (1) vote on any matters submitted to a vote or for consent of shareholders. Except as otherwise set forth in these Articles of Incorporation, issued and outstanding shares of Preferred Stock will not be entitled to vote.

        The Board of Directors is authorized to provide from time to time for the issuance of shares of Preferred Stock and to fix from time to time, before issuance, the designation, preferences and privileges of the shares of each series of Preferred Stock and the restrictions or qualifications thereof, including, without limiting the generality of the foregoing, the following:

         (a)      The serial designation and authorized number of shares;

         (b) The dividend rate, the date or dates on which such dividends will be payable and the extent to which such dividends may be cumulative;

         (c) The amount or amounts to be received by the holders in the event of voluntary or involuntary dissolution or liquidation of the corporation;

         (d) Whether such shares may be redeemed, and if so, the price or prices at which the shares may be redeemed and any terms, conditions and limitations upon such redemption;

         (e) Any sinking fund provisions for redemption or purchase of shares of such series;

         (f) The terms and conditions, if any, on which shares may be converted, at the election of the holders thereof, into shares of other capital stock or of other series of Preferred Stock of the corporation; and

         (g)      The voting rights, if any.

         The Board of Directors may also from time to time:

         (a) Alter, without limitation or restriction, the rights, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock; and

         (b) Within the limits or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, increase or decrease (but not below the number of shares then outstanding) the number of shares of any such series subsequent to the issuance of shares of that series.

        Each series of Preferred Stock may, in preference to the Common Stock, be entitled to dividends from funds or other assets legally available therefor, at such rates, payable at such times and cumulate to such extent as may be determined and fixed by the Board of Directors pursuant to the authority herein conferred upon it.

        Each series of Preferred Stock may be subject to redemption in whole or in part at such price or prices and on such terms, conditions and limitations as may be determined and fixed by the Board of Directors prior to the issuance of such series. Unless otherwise determined by the Board of Directors by authorizing resolution, if less than all of the shares of any series of the Preferred Stock are to be redeemed, they will be selected in such manner as the Board of Directors shall then determine. Nothing herein is to limit any right of the corporation to purchase or otherwise acquire any shares of any series of Preferred Stock. Any shares of Preferred Stock redeemed or otherwise acquired by the corporation will have the status of authorized and unissued shares, undesignated as to series, and may thereafter, in the discretion of the Board of Directors and to the extent permitted by law, be sold or reissued from time to time as part of another series or (unless prohibited by the terms of such series as fixed by the Board of Directors) of the same series, subject to the terms and conditions herein set forth.

        Series I Preferred Stock. The rights, preferences, privileges and restrictions granted to-or imposed upon the Series I Preferred Stock are as follows:

         (a) Dividends. The holders of Series I Preferred Stock shall have the right to receive, as and when declared payable from time to time by the Board of Directors from funds legally available therefor, a preferential dividend of $.12 per share per annum and no more. Commencing with the dividend year (as defined below) beginning February 1, 1988 (or such other date as shall be the first day of the corporation's fiscal year ending in 1989), the dividend with respect to Series I Preferred Stock shall increase to $.15 per share. Commencing with the dividend year beginning February 1, 1991 (or such other date as shall be the first day of the corporation's fiscal year ending in 1992), the dividend with respect to Series I Preferred Stock shall increase to $.18 per share. Such dividends shall be payable only to the extent that the corporation has cumulative earnings sufficient therefor. Dividends on the shares of Series I Preferred Stock accruing with respect to each dividend year shall be payable annually as determined by the Board of Directors, but in no event later than 120 days after the end of each "dividend year" (the dividend payment date"). Such dividend shall be payable to holders of record on a date to be fixed by the Board of Directors, such date to be not more than 120 days preceding the dividend payment date. For the purposes hereof, the period comprising a "dividend year" shall be concurrent with the then fiscal year of the corporation.

         (b) Redemption. The corporation may at its option, at any time, redeem all or any part of the then outstanding Series I Preferred Stock in an amount per share equal to all dividends declared and unpaid to the date fixed for redemption plus a redemption amount determined as follows:

                  If the date fixed for redemption
                    is during the 12-month period                                  Redemption Amount
                       beginning January 1:
                    1985                                                                    $1.10
                    1986                                                                    $1.08
                    1987                                                                    $1.06
                    1988                                                                    $1.04
                    1989                                                                    $1.02
                    1990 and thereafter                                                     $1.00


                  The aforesaid redemption amount plus the declared and unpaid dividends are referred to herein as the "redemption price". If less than all shares of Series I Preferred Stock are to be redeemed, the shares of such series to be redeemed shall be chosen by lot or pro rata in such manner as the Board of Directors may determine.

                  Not less than 30 days prior the date fixed for redemption, a notice specifying the time and place thereof shall be given by mail to the holders of record of Series I Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock books of the corporation, but no failure to mail such notice or defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the corporation has failed to mail such notice or except as to the holder whose notice was defective. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

                  At any time after notice of redemption has been given in the manner prescribed above, the corporation may deposit the aggregate redemption price in trust with a bank or trust company (in good standing, organized under the laws of the United

                  States or of the State of Illinois) named in such notice, for payment on the date fixed for redemption to the holders of the shares so to be redeemed, upon surrender (and endorsement if required by the Board of Directors) of the certificates for such shares. Upon such redemption date (unless the corporation shall default in payment or deposit of the redemption price as set forth in such notice), such holders shall, cease to be shareholders with respect to such shares and shall have no interest in or claim against the corporation and shall have no voting or other rights with respect to such shares except the right to receive the monies payable upon such redemption from such bank or trust company, or from, the corporation, without interest thereon, upon surrender (and endorsement, if required by the Board of Directors) of the certificates; and the shares represented thereby shall no longer be deemed to be outstanding. In the event the holder of any such shares of the Series I Preferred Stock shall not, within six years after such deposit, claim the amount deposited as above stated for the redemption thereof, the depositary shall, upon demand, pay the corporation such unclaimed amount so deposited, and the depositary shall thereupon be relieved of all responsibility therefor to such holder. The corporation may retain such unclaimed amount as part of its general funds, free of any claim of those previously entitled thereto.

         (c) Dissolution. In the event of any liquidation, dissolution or winding up of the affairs of the corporation, either voluntarily or involuntarily, the amount that shall be paid to the holder of each share of Series I Preferred Stock shall be the fixed amount of $1.00 for such share and no more and the additional sum representing accrued and unpaid dividends, if any. Neither the merger or consolidation of the corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the affairs of the corporation for this purpose.

         (d) Voting Rights. The holders of the shares of Series I Preferred Stock shall not be entitled to vote on any matter which is required by law or by the Articles of Incorporation or By-Laws of the corporation to be voted upon by the shareholders or upon which the shareholders shall otherwise be entitled to vote, unless otherwise required by the Illinois Business Corporation Act.

         (e) Seniority. The Series I Preferred Stock shall be senior to all other equity securities of the corporation and shall be entitled to receive in full all dividends and distributions to which such stock shall be entitled prior to the payment of any dividends or distributions upon any other class or series of equity securities and shall be redeemed in full prior to the full or partial redemption of any other class or series of equity securities.

        Series II Preferred Stock. The rights, preferences, privileges and restrictions granted to or imposed upon the Series II Preferred Stock are as follows:

         (a) Dividends. The holders of Series II Preferred Stock shall have the right to receive, as and when declared payable from time to time by the Board of Directors from funds legally available therefor, a preferential dividend of $.024 per share per annum and no more. Such dividends shall be payable only to the extent that the corporation has cumulative earnings sufficient therefor. Dividends on the shares of Series II Preferred Stock accruing with respect to each "dividend year" (as defined below) shall be payable annually as determined by the Board of Directors, but in no event later than 120 days after the end of each "dividend year" (the "dividend payment date"). Such dividend shall be payable to holders of record on a date to be fixed by the Board of Directors, such date to be not more than 120 days preceding, the dividend payment date. For the purposes hereof, the period comprising a (dividend year) shall be concurrent with the then fiscal year of the corporation.

         (b) Redemption. The corporation may, at its option, at any time, redeem all or any part of the then outstanding Series II Preferred Stock in an amount per share equal to all dividends declared and unpaid to the date fixed for redemption plus a redemption amount determined as follows:

           If the date fixed for redemption is during the
                12-month period beginning January 1:                           Redemption Amount
                 1985                                                             $0.22
                 1986                                                             $0.216
                 1987                                                             $0.212
                 1198                                                             $0.208
                 1989                                                             $0.204
                 1990 and thereafter                                              $0.20

                  The aforesaid redemption amount plus the declared and unpaid dividends are referred to herein as the "redemption price". If less than all shares of Series II Preferred Stock are to be redeemed, the shares of such series to be redeemed shall be chosen by lot or pro rata in such manner as the Board of Directors may determine.

                  Not less than 30 days prior the date fixed for redemption, a notice specifying the time and place thereof shall be given by mail to the holders of record of Series II Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock books of the corporation, but no failure to mail such notice or defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the corporation has failed to mail such notice or except as to the holder whose notice was defective. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

                  At any time after notice of redemption has been given in the manner prescribed above, the corporation may deposit the aggregate redemption price in trust with a bank or trust company (in good standing, organized under the laws of the United States or of the State of Illinois) named in such notice, for payment on the date fixed for redemption to the holders of the shares so to be redeemed, upon surrender (and endorsement if required by the Board of Directors) of the certificates for such shares. Upon such redemption date (unless the corporation shall default in payment or deposit of the redemption price as set forth in such notice), such holders shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the corporation and shall have no voting or other rights with respect to such shares except the right to receive the monies payable upon such redemption from such bank or trust company, or from the corporation, without Interest thereon, upon surrender (and endorsement, if required by the Board of Directors) of the certificates; and the shares represented thereby shall no longer be deemed to be outstanding. In the event the holder of any such shares of the Series II Preferred Stock shall not, within six years after such deposit, claim the amount deposited as above stated for the redemption thereof, the depositary shall, upon demand, pay the corporation such unclaimed amount so deposited, and the depositary shall thereupon be relieved of all responsibility therefor to such holder. The corporation may retain such unclaimed amount as part of its general funds, free of any claim of those previously entitled thereto.

         (c) Dissolution. In the event of any liquidation, dissolution or winding up of the affairs of the corporation, either voluntarily or involuntarily, the amount that shall be paid to the holder of each share of Series II Preferred Stock shall be the fixed amount of $.20 for such share and no more and the additional sum representing accrued and unpaid dividends, if any. Neither the merger or consolidation of the corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed to be liquidation, dissolution or winding up of the affairs of the corporation for this purpose.

         (d) Voting Rights. The holders of the shares of Series II Preferred Stock shall have one (1) vote per share on all matters which are required by law or by the Articles of Incorporation or By-Laws of the corporation to be voted upon by the shareholders, or upon which the shareholders shall otherwise be entitled to vote.

         (e) Seniority. The Series II Preferred Stock shall be senior to all other equity securities of the corporation (except the Series I Preferred Stock) and shall be entitled to receive in full all dividends and distributions to which such stock shall be entitled prior to the payment of any dividends or distributions upon any other class or series of equity securities (except the Series I Preferred Stock) and shall be redeemed in full prior to the full or partial redemption of any other class or series of equity securities (except the Series I Preferred Stock).

        Series III Preferred Stock. The rights, preferences, privileges and restrictions granted to or imposed upon the Series III Preferred Stock are as follows:

         (a) Dividends. The holders of Series III Preferred Stock shall not be entitled to receive any dividends in respect of such shares.

         (b) Redemption. The corporation may, at its option, at any time, redeem all or any part of the then outstanding Series III Preferred Stock in an amount per share equal to $155, subject to adjustment as provided in subparagraph (f) below.

                  The aforesaid redemption amount is referred to herein as the "redemption price". If less than all shares of Series III Preferred Stock are to be redeemed, the shares of such series to be redeemed shall be chosen by lot or pro rata in such manner as the Board of Directors may determine.

                  Not less than 30 days prior to the date fixed for redemption, a notice specifying the time and place thereof shall be given by certified mail return receipt requested to the holders of record of Series III Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock books of the corporation, but no failure to mail such notice or defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the corporation has failed to mail such notice or except as to the holder whose notice was defective. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

                  At any time after notice of redemption has been given in the manner prescribed above, the corporation may deposit the aggregate redemption price in trust with a bank or trust company (in good standing, organized under the laws of the United States or of the State of Illinois) named in such notice, for payment on the date fixed for redemption to the holders of the shares so to be redeemed, upon surrender (and endorsement if required by the Board of Directors) of the certificates for such shares. Upon such redemption date (unless the corporation shall default in payment or deposit of the redemption price as set forth in such notice), such holders shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the corporation and shall have no voting or other rights with respect to such shares except the right to receive the monies payable upon such redemption from such bank or trust company, or from the corporation, without interest thereon, upon surrender (and endorsement, if required by the Board of Directors) of the certificates; and the shares represented thereby shall no longer be deemed to be outstanding. In the event the holder of any such shares of the Series III Preferred Stock shall not, within six years after such deposit, claim the amount deposited as above stated for the redemption thereof, the depositary shall, upon demand, pay the corporation such unclaimed amount so deposited, and the depositary shall thereupon be relieved of all responsibility therefor to such holder. The corporation may retain such unclaimed amount as part of its general funds, until claimed by those previously entitled thereto.

         (c) Dissolution. In the event of any liquidation, dissolution or winding up of the affairs of corporation, either voluntarily or involuntarily, the amount that shall be paid to the holder of each share of Series III Preferred Stock shall, subject to subparagraph (f) below, be the fixed amount of $155 for such share and no more (hereinafter referred to as the "liquidation amount"). Neither the merger or consolidation of the corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the affairs of the corporation for this purpose or to constitute a redemption of the Series III Preferred Stock.

         (d) Voting Rights. The holders of the shares of Series III Preferred Stock shall not be entitled to vote on any matters which are required by law or by the Articles of Incorporation or By-Laws of the corporation to be voted upon by the shareholders, or upon which the shareholders shall otherwise be entitled to vote.

         (e) Seniority. The Series III Preferred Stock shall be senior to all other equity securities of the corporation (except the Series I Preferred Stock and the Series II Preferred Stock), and shall be entitled to receive in full all distributions to which such stock shall be entitled to prior to the payment of any dividends or distributions upon any other class or series of equity securities (except the Series I Preferred Stock and the Series II Preferred Stock) and shall be redeemed in full prior to the full or partial redemption of any other class or series of equity securities (except the Series I Preferred Stock and the Series II Preferred Stock).

         (f)      Adjustment

                  (i) The liquidation amount and the redemption price shall be subject to adjustment if:

                           (A) a directly or indirectly owned subsidiary of the corporation ceases to be the exclusive computerized ticketing agent for the Meadowlands sports complex operated by the New Jersey Sports Authority (the "Meadowlands"); and

                           (B) such cessation occurs directly or indirectly as the result of the pendency, disposition or settlement of an action instituted during June or July, 1985 by Control Data Corporation, which action seeks to void the grant of such agency by the Meadowlands; and

                           (C) the corporation sustains the loss of all or a portion of the funds advanced by it to one or more of its subsidiaries to fund such subsidiaries' New York operations (the amount of such loss being referred to hereinafter as the "New York Funding Loss").

                  (ii) The liquidation amount and the redemption price shall be adjusted by subtracting from the respective amounts an amount equal to 50% of the New York Funding Loss divided by 10,000; provided, however, that in no event shall the liquidation amount or redemption price per share be less than $.10. For example, if the New York Funding Loss is $2,000,000, the liquidation amount and the redemption price would be reduced from $155 to $55 ($155 - .5 x $2,000,000)
                           divided by 10,000.

                                    EXHIBIT B

        In the event that any vacancy shall occur in the board of directors during an interim period between meetings of shareholders by virtue of an increase in the number of directors, the resignation of one or more directors or otherwise, such vacancy or vacancies may be filled by a majority of the directors then in office, and any director so elected shall serve until the next annual meeting of shareholders.

BCA-11.25 (Rev. Jul. 1984)                                  JIM EDGAR                         This Space For Use By
                                                        Secretary of State                     Secretary of State
Submit in Duplicate                                     State of Illinois
                                                                                          Date           5/6/88
Remit payment in Check or Money Order,                 ARTICLES OF MERGER,                Filing Fee     $100.00
payable to "Secretary of State".                     CONSOLIDATION, EXCHANGE              Clerk          /init/

DO NOT SEND CASH!

Filing Fee is $100, but if merger
or consolidation of more than 2
corporations $50 for each
additional corporation.

Pursuant to the provisions of "The Business Corporation, Act of 1983", the undersigned corporation(s) hereby adopt(s) the following Articles of Merger, Consolidation or Exchange. (Strike inapplicable words)

1. The names of the corporations proposing to merge, and the State or Country of their incorporation are:

Name of Corporation                      State or Country of Incorporation
Ticketmaster Corporation                 Illinois    5335-6982
New TMC, Inc.                            Illinois    5503-0781

2. The laws of the State or Country under which each corporation is incorporated permit such merger, consolidation or exchange.

3.       The name of the surviving corporation is    Ticketmaster Corporation

         and it shall be governed by the laws of     Illinois

4. The plan of merger is as follows:

If not sufficient space to cover this point, add one or more sheets of this size

         See the Agreement and Plan of Merger attached hereto as Exhibit A.

5. The plan of merger exchange was approved, as to each corporation, as follows:

(Only "X" one box for each corporation)

                                     By the shareholders, a          By written consent of the        By written consent of
                                     resolution of the board of      shareholders having not less     ALL the shareholders
                                     directors having been duly      thin the minimum number of       entitled to vote on
                                     adopted and submitted to a      votes required by statute        the action, in
                                     vote at a meeting of            and by the articles of           accordance with
                                     shareholders.  Not less         incorporation. Shareholders      Section 7.10 &
                                     than the minimum number of      who have not consented in        Section 11.20.
                                     votes required by statute       writing have been given
                                     and by the articles of          notice in accordance with
                                     incorporation voted in          Section 7.10. (Section 11.20)
                                     favor of the action taken.
                                     (Section 11.20)
 Name of Corporation                                  / /                           /X/                           / /

Ticketmaster Corporation                              / /                           / /                           /X/

New TMC, Inc.                                         / /                           / /                           / /

6. (Not applicable if surviving, new or acquiring corporation is an Illinois corporation)

It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of Illinois:

         a. The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of Illinois against the surviving, new or acquiring corporation.

         b. The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, or acquiring corporation to accept service of process in any proceedings, and

         c. The surviving, new, or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the law of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of "The Business Corporation Act of 1933" of the State of Illinois with respect to the rights of dissenting shareholders.

                                    EXHIBIT A

                          Agreement and Plan of Merger
                                     between
                            TICKETMASTER CORPORATION
                            (an Illinois corporation)
                                       and
                                  NEW TMC, INC.
                            (an Illinois corporation)

Agreement and Plan of Merger ("Agreement"), dated as of the 6th day of May, 1988, by and between TICKETMASTER CORPORATION, an Illinois corporation (hereinafter referred to as "the Company" or the "Surviving Corporation"), and NEW TMC, INC., an Illinois corporation (hereinafter referred to as "New TMC"), said two corporations being hereinafter sometimes referred to collectively as the "Constituent Corporations".

                              W I T N E S S E T H:

         WHEREAS, the Company is a corporation duly organized and existing under the laws of the State of Illinois; and

         WHEREAS, New TMC is a corporation duly organized and existing under the laws of the State of Illinois; and

         WHEREAS, the total number of shares which the company is authorized to issue is 25,000,000 shares of Common Stock having no par value, 15,000,000 shares of Series I Preferred Stock having a par value of $0.10 per share, 5,900,000 shares of Series II Preferred Stock having a par value of $0.10 per share, 100,000 shares of Series III Preferred Stock having a par value of $0.10 per share, and 4,000,000 shares of undesignated Preferred Stock having a par value of $0.10 per share; and

         WHEREAS, the total number of shares of the company currently issued and outstanding is 9,611,359 shares of Common Stock, 12,806,300 shares of Series I Preferred Stock, 5,900,000 shares of Series II Preferred Stock and 10,000 shares of Series III Preferred Stock; and

         WHEREAS, the total number of shares which New TMC is authorized to issue is 25,000,000 shares of Common Stock having no par value, 15,000,000 shares of Series I Preferred Stock having no par value, 5,900,000 shares of Series II Preferred Stock having no par value and 100,000 shares of Series III Preferred Stock having no par value and 4,000,000 shares of undesignated Preferred Stock having no value; and

         WHEREAS, the total number of shares of New TMC currently issued and outstanding is 9,147,509 shares of Common Stock, 12,438,121 shares of Series I Preferred Stock, 5,700,875 shares of Series II Preferred Stock and 10,000 shares of Series III Preferred Stock; and

         WHEREAS, the respective Boards of Directors of the Company and New TMC have determined that it is advisable and in the best interests of both corporations that New TMC be merged with and into the Company, and have approved such merger on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing and of the agreements, covenants and provisions hereinafter set forth, the Company and New TMC hereby agree as follows:

                                    ARTICLE I

                                   The Merger

         1.1 The Company and New TMC shall be merged into a single corporation in accordance with the applicable provisions of the laws of the State of Illinois, by New TMC merging into the Company which shall be the Surviving Corporation.

         1.2 The name of the Surviving Corporation shall be Ticketmaster Corporation.

         1.3 Upon the merger becoming effective in accordance with the laws of the State of Illinois (such time being hereinafter referred to as the "Effective Date"):

         (a) The Constituent Corporations shall be a single corporation, which shall be the Company, and the separate existence of New TMC shall cease except to the extent provided by the laws of the State of Illinois in the case of a corporation after its merger with another corporation.

         (b) The Surviving Corporation shall have all the rights, privileges, immunities and powers and shall be subject to all the duties and liabilities of a corporation organized under the Illinois Business Corporation Act of 1983, as amended.

         (c) The Surviving Corporation shall thereupon and thereafter possess all of the rights, privileges, immunities and franchises, of a public as well as of a private nature, of each of the Constituent Corporations; and all property, real, personal and mixed, all debts due on whatever account, including subscriptions to shares and all other in action, and all and every other interest of, or belonging to or due, each of the Constituent Corporations shall be taken and deemed to be transferred to and vested in the Surviving corporation without further act or deed; and the title to any real estate, or any interest therein, vested in either of the Constituent corporations shall not revert or be in any way impaired by reason of the merger.

         (d) The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of the Constituent Corporations (including, without limitation thereby, accrued but unpaid dividends upon the capital stock of the Company), and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the merger had not taken place, or the Surviving Corporation may be substituted in its place, and neither the rights of creditors nor any liens upon the property of either the Constituent Corporations stall be impaired by reason of the merger.

                                   ARTICLE II

                        Officers, Directors and Employees

         2.1 The Board of Directors of the Surviving Corporation shall be the Board of Directors of the company as it existed immediately prior to the merger.

         2.2 The officers of the Surviving Corporation shall be the officers of the Company who held office immediately prior to the merger.

         2.3 The employees and agents of the Company immediately prior to the merger shall become the employees and agents of the Surviving Corporation.

                                   ARTICLE III

                       Articles of Incorporation; By-Laws

         3.1 Upon the Effective Date of the merger, the Articles of Incorporation of the Company, as amended, shall constitute the Articles of Incorporation of the Surviving Corporation.

         3.2 Upon the Effective Date of the merger, the By-Laws of the Company shall constitute the By-Laws of the Surviving Corporation.

                                   ARTICLE IV

                Conversion of Shares; Issuance of New Securities

         4.1 The manner and basis of converting shares of stock and other obligations of the Constituent Corporations into shares of the Surviving Corporation shall be as follows:

         (a) Each share of Common Stock of New TMC issued and outstanding upon the Effective Date of the merger shall thereupon, and without any other action, be converted into one fully paid and non-assessable share of Common Stock of the Surviving Corporation.

         (b) Each share of Series I Preferred Stock of New TMC issued and outstanding upon the Effective Date of the merger shall thereupon, and without any other action, be converted into one fully paid and non-assessable share of Series I Preferred Stock of the Surviving corporation.

         (c) Each share of Series II Preferred Stock of New TMC issued and outstanding upon the Effective Date of the merger shall thereupon, and without any other action, be converted into one fully paid and non-assessable share of Series II Preferred Stock of the surviving Corporation.

         (d) Each share of Series III Preferred Stock of New TMC issued and outstanding upon the Effective Date of the merger shall thereupon, and without any other action, be converted into one fully paid and non-assessable share of Series III Preferred Stock of the Surviving corporation.

         (e) Each share of Common Stock, Series I Preferred Stock and Series II Preferred Stock and Series III Preferred Stock of the Company issued and outstanding and owned by a shareholder other than New TMC (an "Exchanging Shareholder") upon the Effective Date of the merger shall be canceled and changed into and exchanged for cash in the following manner:

                  (i) Each share of Common Stock of the Company owned by an Exchanging Shareholder immediately prior to the Effective Date of the merger shall thereupon, and without any other action, be changed into and exchanged for $0.50 in cash.

                  (ii) Each share of Series I Preferred Stock owned by an Exchanging Shareholder immediately prior to the Effective Date of the merger shall thereupon, and without any other action, be changed into and exchanged for $1.04 in cash plus an amount in cash equal to dividends in arrears thereon through the Effective Date of the merger.

                  (iii) Each share of Series II Preferred Stock owned by an Exchanging Shareholder immediately prior to the Effective Date of the merger shall thereupon, and without any other action, be changed into and exchanged for $0.208 in cash plus an amount in cash equal to dividends in arrears thereon through the Effective Date of the merger.

                  (iv) Each share of Series III Preferred Stock owned by an Exchanging Shareholder immediately prior to the Effective Date of the merger shall thereupon, and without any other action, be changed into and exchanged for $155 in cash plus an amount in cash equal to dividends in arrears thereon through the Effective Date of the merger.

         (f) Each share of Series I Preferred Stock and Series II Preferred Stock* and Series III Preferred Stock of the Company issued and outstanding and owned by New TMC, or held in the treasury of the Company, upon the Effective Date of the Merger shall be canceled and retired with no cash, securities or other property being issued to the holders thereof upon such cancellation and retirement.

         (g) After the Effective Date of the merger, each holder of a certificate representing issued and outstanding shares of New TMC shall be required to surrender the same to the Surviving corporation, and, upon such surrender, such holder shall be entitled to receive a certificate or certificates issued by the Surviving Corporation representing the number of shares of Common Stock, Series I Preferred Stock, Series II Preferred Stock and/or Series III Preferred Stock, as the case may be, represented by the surrendered certificate or certificates. No holder of a certificate that prior to the merger represented issued and outstanding shares of New TMC shall have any rights, after the Effective Date, with respect to such shares, except to surrender the certificate or certificates in exchange for stock of the Surviving Corporation. The Surviving Corporation shall be entitled to rely upon the stock records of New TMC as to the ownership of its stock on the Effective Date of the merger.

         * and Common Stock

         (h) After the Effective Date of the merger, each Exchanging Shareholder shall be required to surrender certificates representing issued and outstanding shares of the company and thereupon shall be entitled to receive from the Surviving Corporation such cash as to which they may be entitled. No Exchanging Shareholder shall have any rights, after the Effective Date, with respect to his or its certificate or certificates except to surrender the certificate or certificates in exchange for cash or to perfect the dissenter's rights, if any, that such Exchanging Shareholder may have pursuant to the applicable provisions of the Illinois Business Corporation Act of 1983, as amended. The Surviving Corporation shall be entitled to rely upon the stock records of the Company as to the ownership of its stock on the Effective Date of the merger.

         (i) New TMC will not make any transfers on its stock register after the Effective Date of the merger.

         (j) The company will not make any transfers on its stock register after the Effective Date of the merger relative to shares of its capital stock that are issued and outstanding immediately prior to the Effective Date.

         (k) By its receipt of shares of Common Stock, Series I Preferred Stock, Series II Preferred Stock and/or Series III Preferred Stock of the Surviving Corporation, each recipient thereof shall be deemed to have represented the matters in (i) below and acknowledged the matters in (ii) and (iii) below to the Company and New TMC:

                  (i) Such shares are being acquired by the recipient for itself without a view to the further disposition thereof;

                  (ii) Such shares have not been registered under the Securities Act of 1933, as amended (the "Act"), in reliance upon the exemption from registration afforded by section 4(2) of the Act and/or Rule 506 promulgated thereunder; and

                  (iii) Such shares will not be freely transferable and may not be sold, transferred, assigned or otherwise disposed of by the recipient absent registration under the Act or an exemption therefrom, and the certificates evidencing such shares will bear a legend reflecting such restriction.


                                    ARTICLE V

                  Shareholder Approval; Abandonment; Amendment

          5.1 This Agreement shall be submitted to the shareholders of each of the Constituent Corporations as provided by law, and shall take effect and be deemed the Agreement and Plan of Merger of the Constituent Corporations upon the approval or adoption thereof by the shareholders of each of the Constituent corporations in accordance with the laws of the State of Illinois, and upon the execution, filing and recording of such document and the doing of such acts and things as shall be required for accomplishing the merger under the laws of the State of Illinois.

          5.2 Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be abandoned for any reason at any time prior to the Effective Date by the mutual consent of the Board of Directors of the Company and New TMC.

          5.3 This Agreement may be amended for any reason at any time prior to the Effective Date, either before or after the shareholders' approvals required by Section 5.1 of this Agreement, provided that such amendment shall not materially and adversely affect the rights and interests of the shareholders of the Company or New TMC.


                                   ARTICLE VI

                                  Miscellaneous

          6.1 The Company, as the Surviving Corporation, shall pay all expenses of carrying this Agreement into effect and accomplishing the merger provided for herein.

          6.2 If at any time the Surviving Corporation shall consider or be advised that any further assignment or assurance in law is necessary or desirable to vest in the Surviving Corporation the title to any property or rights of New TMC, the proper officers and directors of New TMC shall execute and make all proper assignments and assurances in law, and do all things necessary or proper to vest such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement; and the proper officers and directors of the Surviving corporation are fully authorized in the name of New TMC, or otherwise, to take any and all such actions.

          IN WITNESS WHEREOF this Agreement has been executed by the duly authorized officers of each of the parties hereto, and their respective corporate seals have hereunto been affixed and attested, as of the day and year first above written.

                                       TICKETMASTER CORPORATION,
                                       an Illinois corporation


                                       By: ___________________________
                                                   Fredric D. Rosen,
                                                 Chairman of the Board
ATTEST:



___________________________
    Norman J. Gantz,
      Secretary




                                       NEW TMC, INC.,
                                       an Illinois corporation


                                       By: ___________________________
                                                  Robert A. Leonard,
                                                      President
ATTEST:


___________________________
    Norman J. Gantz,
      Secretary

7.       (Complete this item if reporting a merger of subsidiary corporations)

         a. The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:

Name of Corporation                      Total Number of Shares Outstanding        Number of Shares of Each Class
                                                    of Each Class                    Owned Immediately Prior to
                                                                                  Merger by the Parent Corporation
___________________________              ___________________________              ___________________________
___________________________              ___________________________              ___________________________
___________________________              ___________________________              ___________________________
___________________________              ___________________________              ___________________________





         b. The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary corporation was _______________, 19___

                  Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary corporations received

                           __ Yes   __ No

                  (If the answer is "No", the duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and of the notice of the right to dissent to the shareholders of each merging subsidiary corporation

       The undersigned corporations have caused these articles to he signed by their duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated:         May 6, 1988                                                   TICKETMASTER CORPORATION
                                                                             (Exact Name of Corporation)
attested by    /s/Norman J. Gantz, Secretary                                 by   /s/Robert A. Leonard
       (Signature of Secretary or Assistant Secretary)             (Signature of President or Vice President)
               Norman J. Gantz, Secretary                                         Robert A. Leonard, President
               (Type or Print Name and Title)                                     (Type or Print Name and Title)

Dated:         May 6, 1988                                                   NEW TMC, INC.
                                                                             (Exact Name of Corporation)

attested by    /s/Norman J. Gantz, Secretary                                 by   /s/Robert A. Leonard
          (Signature of Secretary or Assistant Secretary)          (Signature of President or Vice President)

               Norman J. Gantz, Secretary                                         Robert A. Leonard, President
               (Type or Print Name and Title)                                     (Type or Print Name and Title)

Dated:
                                                                                (Exact Name of Corporation)

attested by                                                                     by
(Signature of Secretary or Assistant Secretary)                    (Signature of President or Vice President)

               (Type or Print Name and Title)                                   (Type or Print Name and Title)

                                                                                                File #5335-698-2
BCA-10.30 (Rev. Jan. 1986)                                  JIM EDGAR                         This Space For Use By
                                                        Secretary of State                     Secretary of State
Submit in Duplicate                                     State of Illinois
                                                                                          Date                1/31/90
Remit payment in Check or Money Order,                ARTICLES OF AMENDMENT               License Fee         $
payable to "Secretary of State".                                                          Franchise Tax       $25.00
                                                                                          Filing Fee          $
DO NOT SEND CASH!                                                                         Clerk               /init/

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE               The name of the corporation is Ticketmaster
                          Corporation
                                                                     (note 1)

ARTICLE TWO               The following amendment of the Articles of
                          Incorporation was adopted on January 30, 1990 in the manner indicated below. ("X") one box only.

                          / / By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                     (Note 2)

                          / / By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
                                                                     (Note 3)

                          / / By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                     (Note 4)

                          / /  By the shareholders, in accordance with Sections
                               10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;

                          /x/  By the shareholders, in accordance with Sections
                               10.20 and 7.10, a resolution of the board of directors have been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                     (Note 4)

                               (INSERT AMENDMENT)

(Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is: RESOLVED, that the Articles of Incorporation be amended to read as follows:)

        -----------------------------------------------------------------
                                   (New Name)

                                   Resolution



See Exhibit A attached hereto.

ARTICLE THREE               The manner in which any exchange, reclassification
                            or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows:
                            (If not applicable, insert "No change")

                                    No Change

ARTICLE FOUR                (a) The manner in which said amendment effects a
                            change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert
                            "No change")

                                    No Change

                            (b) The amount of paid-in capital (Paid in Capital replaces the terms Stated Capital and Paid in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")

                                    No Change

                                                              Before Amendment              After Amendment
                            Paid-in Capital                   $______________               $______________
                       (Complete either Item 1 or 2 below)

(1) The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated  January 30, 1990                                        TICKETMASTER CORPORATION
                                                                         (Exact Name of Corporation)
attested by  /s/Norman J. Gantz                                by /s/Sally G. Burns
    (Signature of Secretary or Assistant Secretary)                     (Signature of Vice President)
         Norman J. Gantz, Secretary                                     Sally Burns
         (Type or Print Name and Title)                                 (Type or Print Name and Title)

(2) If amendment is authorized by incorporators, the incorporators must sign below.

                                       OR

If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

Dated _______________________, 19 ___
_____________________________________      _____________________________________
_____________________________________      _____________________________________
_____________________________________      _____________________________________

                             NOTES and INSTRUCTIONS

Note 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

Note 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or
           elected.                                            (Section 10.10)

Note 3: Directors may adopt amendments without shareholder approval in only six instances, as follows:

           (a) to remove the names and addresses of directors named in the articles of incorporation;
           (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to Section
                5.10 is also filed;
           (c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;
           (d) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp.", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;
           (e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with Section 9.05,
           (f)  to restate the articles of incorporation as currently amended.
                                                                 (Section 10.15)

Note 4: All amendments not adopted under Section 10.10 or Section 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

           Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

           To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least 2/3 vote within each class is required).

           The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies.
                                                                 (Section 10.20)

Note 5: When shareholder approval is by written consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment.
                                                         (Sections 7.10 & 10.20)

                                    EXHIBIT A

                         TO ARTICLES OF INCORPORATION OF
                            TICKETMASTER CORPORATION

         RESOLVED, that Article Four of the Articles of Incorporation, as amended, of the corporation be, and the same hereby is, further amended to read as follows:

                                  ARTICLE FOUR

         Paragraph 1: The number of shares which the corporation shall be authorized to issue, itemized by class, series and par value, if any, is:

                                                                      Par Value           Number of Shares Authorized
            Class                         Series                      Per Share
                                                                                                 25,000,000
            Common                                                  no par value                  15,000,000
          Preferred                          I                          $.10                       5,900 000
          Preferred                         II                          $.10                       4,100,000
          Preferred                    Undesignated                     $.10

         Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

         No holder of any class or series of stock of the corporation shall have any preemptive rights to subscribe for additional shares of stock of the corporation. No holders of any class or series of voting stock of the corporation shall be entitled to cumulate their votes for the election of directors of the corporation. Whenever a vote of shareholders is required by law or these Articles of Incorporation to approve amendments to the Articles of Incorporation, or any merger, consolidation or the sale of substantially all of the assets of the corporation outside of the ordinary course of business, such approval shall require the affirmative vote of the minimum number of shares permitted by Illinois law at the date such vote is taken, but in no event less than a majority of the total outstanding shares entitled to vote and, if required by law, a majority of the outstanding shares of each class and series of shares entitled to vote as a separate class in respect thereof.

         Each issued and outstanding share of Common Stock will entitle the holder thereof to one (1) vote on any matters submitted to a vote or for consent of shareholders. Except as otherwise set forth in these Articles of Incorporation, issued and outstanding shares of Preferred Stock will not be entitled to vote.

         The Board of Directors is authorized to provide from time to time for the issuance of shares of Preferred Stock and to fix from time to time, before issuance, the designation, preferences and privileges of the shares of each series of Preferred Stock and the restrictions or qualifications thereof, including, without limiting the generality of the foregoing, the following:

         (a)      The serial designation and authorized number of shares;

         (b) The dividend rate, the date or dates on which such dividends will be payable and the extent to which such dividends may be cumulative;

         (c) The amount or amounts to be received by the holders in the event of voluntary or involuntary dissolution or liquidation of the corporation;

         (d) Whether such shares may be redeemed, and if so, the price or prices at which the shares may be redeemed and any terms, conditions and limitations upon such redemption;

         (e) Any sinking fund provisions for redemption or purchase of shares of such series;

         (f) The terms and conditions, if any, on which shares may be converted, at the election of the holders thereof, into shares of other capital stock or of other series of Preferred Stock of the corporation; and

         (g)      The voting rights, if any.

         The Board of Directors may also from time to time:

         (a) Alter, without limitation or restriction, the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock; and

         (b) Within the limits or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, increase or decrease (but not below the number of shares then outstanding) the number of shares of any such series subsequent to the issuance of shares of that series.

         Each series of Preferred Stock may, in preference to the Common Stock, be entitled to dividends from funds or other assets legally available therefor, at such rates, payable at such times and cumulate to such extent as may be determined and fixed by the Board of Directors pursuant to the authority herein conferred upon it.

         Each series of Preferred Stock may be subject to redemption in whole or in part at such price or prices and on such terms, conditions and limitations as may be determined and fixed by the Board of Directors prior to the issuance of such series. Unless otherwise determined by the Board of Directors by authorizing resolution, if less than all of the shares of any series of the Preferred Stock are to be redeemed, they will be selected in such manner as the Board of Directors shall then determine. Nothing herein contained is to limit any right of the corporation to purchase or otherwise acquire any shares of any series of Preferred Stock. Any shares of Preferred Stock redeemed or otherwise acquired by the corporation will have the status of authorized and unissued shares, undesignated as to series, and may thereafter, in the discretion of the Board of Directors and to the extent permitted by law, be sold or reissued from time to time as part of another series or (unless prohibited by the terms of such series as fixed by the Board of Directors) of the same series, subject to the terms and conditions herein set forth.

         Series I Preferred Stock. The rights, preferences, privileges and restrictions granted to or imposed upon the Series I Preferred Stock are as follows:

         (a) Dividends. The holders of Series I Preferred Stock shall have the right to receive, if and when declared by the Board of Directors, a preferential cumulative dividend of $.12 per share per annum and no more. Commencing with the dividend year (as defined below) beginning February 1, 1988 (or such other date as shall be the first day of the corporation's fiscal year ending in 1989), the dividend with respect to Series I Preferred Stock shall increase to $.15 per share. Commencing with the dividend year beginning February 1, 1991 (or such other date as shall be the first day of the corporation's fiscal year ending in 1992), the dividend with respect to Series I Preferred Stock shall increase to $.18 per share. Such dividends shall be payable only to the extent that the corporation has cumulative earnings sufficient therefor.

         (b) Redemption. The corporation may, at its option, at any time, redeem all or any part of the then outstanding Series I Preferred Stock in an amount per share equal to all unpaid cumulative dividends to the date fixed for redemption plus a redemption amount determined as follows:

                  If the date fixed for redemption is during                       Redemption Amount
                   the 12-month period beginning January 1:
                          1985                                                           $1.10
                          1986                                                           $1.08
                          1987                                                           $1.06
                          1988                                                           $1.04
                          1989                                                           $1.02
                          1990 and thereafter                                            $1.00

                  The aforesaid redemption amount plus the unpaid cumulative dividends are referred to herein as the "redemption price". If less than all shares of Series I Preferred Stock are to be redeemed, the shares of such series to be redeemed shall be chosen by lot or pro rata in such manner as the Board of Directors may determine.

                  Not less than 30 days prior the date fixed for redemption, a notice specifying the time and place thereof shall be given by mail to the holders of record of Series I Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock books of the corporation, but no failure to mail such notice or defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the corporation has failed to mail such notice or except as to the holder whose notice was defective. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

                  At any time after notice of redemption has been given in the manner prescribed above, the corporation may deposit the aggregate redemption price in trust with a bank or trust company (in good standing, organized under the laws of the United

                  States or of the State of Illinois) named in such notice, for payment on the date fixed for redemption to the holders of the shares so to be redeemed, upon surrender (and endorsement if required by the Board of Directors) of the certificates for such shares. Upon such redemption date (unless the corporation shall default in payment or deposit of the redemption price as set forth in such notice), such holders shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the corporation and shall have no voting or other rights with respect to such shares except the right to receive the monies payable upon such redemption from such bank or trust company, or from, the corporation, without interest thereon, upon surrender (and endorsement, if required by the Board of Directors) of the certificates; and the shares represented thereby shall no longer be deemed to be outstanding. In the event the holder of any such shares of the Series I Preferred Stock shall not, within six years after such deposit, claim the amount deposited as above stated for the redemption thereof, the depositary shall, upon demand, pay the corporation such unclaimed amount so deposited, and the depositary shall thereupon be relieved of all responsibility therefor to such holder. The corporation may retain such unclaimed amount as part of its general funds, free of any claim of those previously entitled thereto.

         (c) Dissolution. In the event of any liquidation, dissolution or winding up of the affairs of the corporation, either voluntarily or involuntarily, the amount that shall be paid to the holder of each share of Series I Preferred Stock shall be the fixed amount of $1.00 for such share and no more and the additional sum representing unpaid cumulative dividends, if any. Neither the merger or consolidation of the corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the affairs of the corporation for this purpose.

         (d) Voting Rights. The holders of the shares of Series I Preferred Stock shall not be entitled to vote on any matter which is required by law or by the Articles of Incorporation or By-Laws of the corporation to be voted upon by the shareholders or upon which the shareholders shall otherwise be entitled to vote, unless otherwise required by the Illinois Business Corporation Act.

         (e) Seniority. The Series I Preferred Stock shall be senior to all other equity securities of the corporation and shall be entitled to receive in full all dividends and distributions to which such stock shall be entitled prior to the payment of any dividends or distributions upon any other class or series of equity securities and shall be redeemed in full prior to the full or partial redemption of any other class or series of equity securities.

         Series II Preferred Stock. The rights, preferences, privileges and restrictions granted to or imposed upon the Series II Preferred Stock are as follows:

         (a) Dividends. The holders of Series II Preferred Stock shall have the right to receive, if and when declared by the Board of Directors, a preferential cumulative dividend of $.024 per share per annum and no more. Such dividends shall be payable only to the extent that the corporation has cumulative earnings sufficient therefor.

         (b) Redemption. The corporation may, at its option, at any time, redeem all or any part of the then outstanding Series II Preferred Stock in an amount per share equal to all unpaid cumulative dividends to the date fixed for redemption plus a redemption amount determined as follows:

                  If the date fixed for redemption
                   is during the 12-month period
                       beginning January 1:                                      Redemption Amount
                          1985                                                         $0.22
                          1986                                                         $0.216
                          1987                                                         $0.212
                          1988                                                         $0.208
                          1989                                                         $0.204
                          1990 and thereafter                                          $0.20

                  The aforesaid redemption amount plus the unpaid cumulative dividends are referred to herein as the "redemption price". If less than all shares of Series II Preferred Stock are to be redeemed, the shares of such series to be redeemed shall be chosen by lot or pro rata in such manner as the Board of Directors may determine.

                  Not less than 30 days prior to the date fixed for redemption, a notice specifying the time and place thereof shall be given by mail to the holders of record of Series II Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock books of the corporation, but no failure to mail such notice or defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the corporation has failed to mail such notice or except as to the holder whose notice was defective. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

                  At any time after notice of redemption has been given in the manner prescribed above, the corporation may deposit the aggregate redemption price in trust with a bank or trust company (in good standing, organized under the laws of the United States or of the State of Illinois) named in such notice, for payment on the date fixed for redemption to the holders of the shares so to be redeemed, upon surrender (and endorsement if required by the Board of Directors) of the certificates for such shares. Upon such redemption date (unless the corporation shall default in payment or deposit of the redemption price as set forth in such notice), such holders shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the corporation and shall have no voting or other rights with respect to the shares except the right to receive the monies payable upon such redemption from such bank or trust company, or from the corporation, without interest thereon, upon surrender (and endorsement, if required by the Board of Directors) of the certificates; and the shares represented thereby shall no longer be deemed to be outstanding. In the event the holder of any such shares of the Series II Preferred Stock shall not, within six years after such deposit, claim the amount deposited as above stated for the redemption thereof, the depositary shall, upon demand, pay the corporation such unclaimed amount so deposited, and the depositary shall thereupon be relieved of all responsibility therefor to such holder. The corporation may retain such unclaimed amount as part of its general funds, free of any claim of those previously entitled thereto.

         (c) Dissolution. In the event of any liquidation, dissolution or winding up of the affairs of the corporation, either voluntarily or involuntarily, the amount that shall be paid to the holder of each share of Series II Preferred Stock shall be the fixed amount of $.20 for such share and no more and the additional sum representing unpaid cumulative dividends, if any. Neither the merger or consolidation of the corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the affairs of the corporation for this purpose.

         (d) Voting Rights. The holders of the shares of Series II Preferred Stock shall have one (1) vote per share on all matters which are required by law or by the Articles of Incorporation or By-Laws of the corporation to be voted upon by the shareholders, or upon which the shareholders shall otherwise be entitled to vote.

         (e) Seniority. The Series II Preferred Stock shall be senior to all other equity securities of the corporation (except the Series I Preferred Stock) and shall be entitled to receive in full all dividends and distributions to which such stock shall be entitled prior to the payment of any dividends or distributions upon any other class or series of equity securities (except the Series I Preferred Stock) and shall be redeemed in full prior to the full or partial redemption of any other class or series of equity securities (except the Series I Preferred Stock).

Form BCA-10.30                                ARTICLES OF AMENDMENT                              File # 5335 698.2
George H Ryan                                                                                  This space for use by
Secretary of State                                                                              Secretary of State
Department of Business Services                       FILED                  PAID
Springfield, IL  62?56                                                                    Date                  5/8/92
Telephone (217) 782 6961                          MAY 8 - 1992           May 11, 1992     Franchise Tax         $
                                                 GEORGE H. RYAN                           Filing Fee            $25.00
Remit payment by check or money                SECRETARY OF STATE                         Penalty
order payable to Secretary of State                                                       Approved              /init/

1.       CORPORATE NAME    Ticketmaster Corporation

2.       MANNER OF ADOPTION:

         The following amendment of the Articles of incorporation was adopted on May 4, 1992 in the manner indicated below.

/ / By majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of
         this amendment                                              (Note 2)

/ / By a majority of the board of directors in accordance with Section 10.15, shares having been issued by shareholder action not being
         required for the adoption of the amendment.                 (Note 3)

/ / By the shareholders in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of
         incorporation were voted in favor of the amendment;         (Note 4)

/x/ By the shareholders in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with
         Section 7.10; (Note 4)

/ / By the shareholders in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

                               (INSERT AMENDMENT)

(Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is RESOLVED, that the Articles of Incorporation be amended to read as follows:)

    -------------------------------------------------------------------------
                                   (NEW NAME)

                                                           Expedited May 7, 1992
                                                              Secretary of State

                                   Resolution



                           See Exhibit A attached hereto.

3. The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable insert "No change")

                                    No Change

4. (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable insert "No change")

                                    No Change

         (b) The amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable insert "No change")

                                    No Change

                                         Before Amendment    After Amendment
                       Paid-in Capital   $______________     $______________

                       (Complete either Item 5 or 6 below)

5. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated  May 4, 1992                                             TICKETMASTER CORPORATION
                                                                         (Exact Name of Corporation)
attested by  /s/Norman J. Gantz                                         by /s/Ned Goldstein
    (Signature of Secretary or Assistant Secretary)                     (Signature of Vice President)
         Norman J. Gantz, Secretary                                     Ned Goldstein, Vice President
         (Type or Print Name and Title)                                 (Type or Print Name and Title)

6. If amendment is authorized by the incorporators, the incorporators must sign below.

                                            OR

         If amendment is authorized by the directors and there are no officers, then a majority of the directors of such directors as may be designated by the board, must sign below.


Dated _______________________, 19 ___
_____________________________________      _____________________________________
_____________________________________      _____________________________________
_____________________________________      _____________________________________

                             NOTES and INSTRUCTIONS

Note 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

Note 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or
           elected.                                        (Section 10.10)

Note 3: Directors may adopt amendments without shareholder approval in only six instances, as follows:

           (a) to remove the names and addresses of directors named in the articles of incorporation;
           (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to Section
                5.10 is also filed;
           (c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;
           (d) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp.", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;
           (e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with Section 9.05,
           (f)  to restate the articles of incorporation as currently amended.
                                                           (Section 10.15)

Note 4: All amendments not adopted under Section 10.10 or Section 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

           Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

           To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least 2/3 vote within each class is required).

           The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies.
                                                           (Section 10.20)

Note 5: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of
           the amendment.                             (Sections 7.10 & 10.20)

                                    EXHIBIT A
                         TO ARTICLES OF INCORPORATION OF
                            TICKETMASTER CORPORATION

         RESOLVED, that Article Four of the Articles of Incorporation, as amended, of the Corporation be, and the same hereby is, further amended to read as follows:

                                  ARTICLE FOUR

         Paragraph 1: The number of shares which the corporation shall be authorized to issue, itemized by class, series and par value, if any, is:

                                                       Par Value                    Number of
     Class                 Series                      Per Share                Shares Authorized
Common                                               no par value                     25,000,000
Preferred                     I                          $.10                         15,000,000
Preferred                    II                          $.10                          5,900,000
Preferred               Undesignated                     $.10                          4,100,000

         Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

         No holder of any class or series of stock of the corporation shall have any preemptive rights to subscribe for additional shares of stock of the corporation. No holders of any class or series of voting stock of the corporation shall be entitled to cumulate their votes for the election of directors of the corporation. Whenever a vote of shareholders is required by law or these Articles of Incorporation to approve amendments to the Articles of Incorporation, or any merger, consolidation or the sale of substantially all of the assets of the corporation outside of the ordinary course of business, such approval shall require the affirmative vote of the minimum number of shares permitted by Illinois law at the date such vote is taken, but in no event less than a majority of the total outstanding shares entitled to vote and, if required by law, a majority of the outstanding shares of each class and series of shares entitled to vote as a separate class in respect thereof.

         Each issued and outstanding share of Common Stock will entitle the holder thereof to one (1) vote on any matters submitted to a vote or for consent of shareholders. Except as otherwise set forth in these Articles of Incorporation, issued and outstanding shares of Preferred Stock will not be entitled to vote.

         The Board of Directors is authorized to provide from time to time for the issuance of shares of Preferred Stock and to fix from time to time, before issuance, the designation, preferences and privileges of the shares of each series of Preferred Stock and the restrictions or qualifications thereof, including, without limiting the generality of the foregoing, the following:

         (a)      The serial designation and authorized number of shares;

         (b) The dividend rate, the date or dates on which such dividends will be payable and the extent to which such dividends may be cumulative;

         (c) The amount or amounts to be received by the holders in the event of voluntary or involuntary dissolution or liquidation of the corporation;

         (d) Whether such shares may be redeemed, and if so, the price or prices at which the shares may be redeemed and any terms, conditions and limitations upon such redemption;

         (e) Any sinking fund provisions for redemption or purchase of shares of such series;

         (f) The terms and conditions, if any, on which shares may be converted, at the election of the holders thereof, into shares of other capital stock or of other series of Preferred Stock of the corporation; and

         (g)      The voting rights, if any.

         The Board of Directors may also from time to time:

         (a) Alter, without limitation or restriction, the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock; and

         (b) Within the limits or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, increase or decrease (but not below the number of shares then outstanding) the number of shares of any such series subsequent to the issuance of shares of that series.

          Each series of Preferred Stock may, in preference to the Common Stock, be entitled to dividends from funds or other assets legally available therefor, at such rates, payable at such times and cumulate to such extent as may be determined and fixed by the Board of Directors pursuant to the authority herein conferred upon it.

          Each series of Preferred Stock may be subject to redemption in whole or in part at such price or prices and on such terms, conditions and limitations as may be determined and fixed by the Board of Directors prior to the issuance of such series. Unless otherwise determined by the Board of Directors by authorizing resolution, if less than all of the shares of any series of the Preferred Stock are to be redeemed, they will be selected in such manner as the Board of Directors shall then determine. Nothing herein contained is to limit any right of the corporation to purchase or otherwise acquire any shares of any series of Preferred Stock. Any shares of Preferred Stock redeemed or otherwise acquired by the corporation will have the status of authorized and unissued shares, undesignated as to series, and may thereafter, in the discretion of the Board of Directors and to the extent permitted by law, be sold or reissued from time to time as part of another series or (unless prohibited by the terms of such series as fixed by the Board of Directors) of the same series, subject to the terms and conditions herein set forth.

          Series I Preferred Stock. The rights, preferences, privileges and restrictions granted to or imposed upon the Series I Preferred Stock are as follows:

         (a) Dividends. The holders of Series I Preferred Stock shall have the right to receive, if and when declared by the Board of Directors, a preferential cumulative dividend of $.12 per share per annum and no more. Commencing with the fiscal year beginning February 1, 1988, the dividend with respect to Series I Preferred Stock shall increase to $.15 per share. Such dividends shall be payable only to the extent that the corporation has cumulative earnings sufficient therefor.

         (b) Redemption. The corporation may, at its option, at any time, redeem all or any part of the then outstanding Series I Preferred Stock in an amount per share equal to all unpaid cumulative dividends to the date fixed for redemption plus a redemption amount determined as follows:

                  If the date fixed for redemption is during the
                    12-month period beginning January 1:

                                                            Redemption Amount
1985                                                              $1.10
1986                                                              $1.08
1987                                                              $1.06
1988                                                              $1.04
1989                                                              $1.02
1990 and thereafter                                               $1.00

                  The aforesaid redemption amount plus the unpaid cumulative dividends are referred to herein as the "redemption price". If less than all shares of Series I Preferred Stock are to be redeemed, the shares of such series to be redeemed shall be chosen by lot or pro rata in such manner as the Board of Directors may determine.

                  Not less than 30 days prior the date fixed for redemption, a notice specifying the time and place thereof shall be given by mail to the holders of record of Series I Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock books of the corporation, but no failure to mail such notice or defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the corporation has failed to mail such notice or except as to the holder whose notice was defective. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

                  At any time after notice of redemption has been given in the manner prescribed above, the corporation may deposit the aggregate redemption price in trust with a bank or trust company (in good standing, organized under the laws of the United States or of the State of Illinois) named in such notice, for payment on the date fixed for redemption to the holders of the shares so to be redeemed, upon surrender (and endorsement if required by the Board of Directors) of the certificates for such shares. Upon such redemption date (unless the corporation shall default in payment or deposit of the redemption price as set forth in such notice), such holders shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the corporation and shall have no voting or other rights with respect to such shares except the right to receive the monies payable upon such redemption from such bank or trust company, or from, the corporation, without interest thereon, upon surrender (and endorsement, if required by the Board of Directors) of the certificates; and the shares represented thereby shall no longer be deemed to be outstanding. In the event the holder of any such shares of the Series I Preferred Stock shall not, within six years after such deposit, claim the amount deposited as above stated for the redemption thereof, the depositary shall, upon demand, pay the corporation such unclaimed amount so deposited, and the depositary shall thereupon be relieved of all responsibility therefor to such holder. The corporation may retain such unclaimed amount as part of its general funds, free of any claim of those previously entitled thereto.

         (c) Dissolution. In the event of any liquidation, dissolution or winding up of the affairs of the corporation, either voluntarily or involuntarily, the amount that shall be paid to the holder of each share of Series I Preferred Stock shall be the fixed amount of $1.00 for such share and no more and the additional sum representing unpaid cumulative dividends, if any. Neither the merger or consolidation of the corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the affairs of the corporation for this purpose.

         (d) Voting Rights. The holders of the shares of series I Preferred Stock shall not be entitled to vote on any matter which is required by law or by the Articles of Incorporation or By-Laws of the corporation to be voted upon by the shareholders or upon which the shareholders shall otherwise be entitled to vote, unless otherwise required by the Illinois Business Corporation Act.

         (e) Seniority. The Series I Preferred Stock shall be senior to all other equity securities of the corporation and shall be entitled to receive in full all dividends and distributions to which such stock shall be entitled prior to the payment of any dividends or distributions upon any other class or series of equity securities and shall be redeemed in full prior to the full or partial redemption of any other class or series of equity securities.

          Series II Preferred Stock. The rights, preferences, privileges and restrictions granted to or imposed upon the Series II Preferred stock are as follows:

         (a) Dividends. The holders of Series II Preferred Stock shall have the right to receive, if and when declared by the Board of Directors, a preferential cumulative dividend of $.024 per share per annum and no more. Such dividends shall be payable only to the extent that the corporation has cumulative earnings sufficient therefor.

         (b) Redemption. The corporation may, at its option, at any time, redeem all or any part of the then outstanding Series II Preferred Stock in an amount per share equal to all unpaid cumulative dividends to the date fixed for redemption plus a redemption amount determined as follows:

                  If the date fixed for redemption is during the 12-month
                                period beginning January 1:                          Redemption Amount
                                   1985                                                  $0.22
                                   1986                                                  $0.216
                                   1987                                                  $0.212
                                   1988                                                  $0.208
                                   1989                                                  $0.204
                                   1990 and thereafter                                   $0.20

                  The aforesaid redemption amount plus the unpaid cumulative dividends are referred to herein as the "redemption price". If less than all shares of Series II Preferred Stock are to be redeemed, the shares of such series to be redeemed shall be chosen by lot or pro rata in such manner as the Board of Directors may determine.

                  Not less than 30 days prior to the date fixed for redemption, a notice specifying the time and place thereof shall be given by mail to the holders of record of Series II Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock books of the corporation, but no failure to mail such notice or defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the corporation has failed to mail such notice or except as to the holder whose notice was defective. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

                  At any time after notice of redemption has been given in the manner prescribed above, the corporation may deposit the aggregate redemption price in trust with a bank or trust company (in good standing, organized under the laws of the United States or of the State of Illinois) named in such notice, for payment on the date fixed for redemption to the holders of the shares so to be redeemed, upon surrender (and endorsement if required by the Board of Directors) of the certificates for such shares. Upon such redemption date (unless the corporation shall default in payment or deposit of the redemption price as set forth in such notice), such holders shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the corporation and shall have no voting or other rights with respect to the shares except the right to receive the monies payable upon such redemption from such bank or trust company, or from the corporation, without interest thereon, upon surrender (and endorsement, if required by the Board of Directors) of the certificates; and the shares represented thereby shall no longer be deemed to be outstanding. In the event the holder of any such shares of the Series II Preferred Stock shall not, within six years after such deposit, claim the amount deposited as above stated for the redemption thereof, the depositary shall, upon demand, pay the corporation such unclaimed amount so deposited, and the depositary shall thereupon be relieved of all responsibility therefor to such holder. The corporation may retain such unclaimed amount as part of its general funds, free of any claim of those previously entitled thereto.

         (c) Dissolution. In the event of any liquidation, dissolution or winding up of the affairs of the corporation, either voluntarily or involuntarily, the amount that shall be paid to the holder of each share of Series II Preferred Stock shall be the fixed amount of $.20 for such share and no more and the additional sum representing unpaid cumulative dividend, if any. Neither the merger or consolidation of the corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the affairs of the corporation for this purpose.

         (d) Voting Rights. The holders of the shares of Series II Preferred Stock shall have one (1) vote per share on all matters which are required by law or by the Articles of Incorporation or By-Laws of the corporation to be voted upon by the shareholders, or upon which the shareholders shall otherwise be entitled to vote.

         (e) Seniority. The Series II Preferred Stock shall be senior to all other equity securities of the corporation (except the Series I Preferred Stock) and shall be entitled to receive in full all dividends and distributions to which such stock shall be entitled prior to the payment of any dividends or distributions upon any other class or series of equity securities (except the Series I Preferred Stock) and shall be redeemed in full prior to the full or partial redemption of any other class or series of equity securities (except the Series I Preferred Stock).

Form BCA-10.30                                  ARTICLES OF AMENDMENT                            File # 5335 698.2
George H Ryan                                                                                  This space for use by
Secretary of State                                                                              Secretary of State
Department of Business Services                         FILED                PAID
Springfield, IL  62?56                                                                    Date                  3/26/93
Telephone (217) 782 6961                             MAR 26 1993         May 11, 1992     Franchise Tax         $
                                                   GEORGE H. RYAN                         Filing Fee            $25.00
Remit payment by check or money                  SECRETARY OF STATE                       Penalty
order payable to Secretary of State                                                       Approved              /init/

1.       CORPORATE NAME    Ticketmaster Corporation

2.       MANNER OF ADOPTION:

         The following amendment of the Articles of incorporation was adopted on February 1, 1993 in the manner indicated below.

/ / By majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment. (Note 2)

/ / By a majority of the board of directors in accordance with Section 10.15, shares having been issued by shareholder action not being required for the adoption of the amendment. (Note 3)

/ / By the shareholders in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment; (Note 4)

/ / By the shareholders in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with
         Section 7.10; (Note 4)

/X/ By the shareholders in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

                               (INSERT AMENDMENT)

(Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is RESOLVED, that the Articles of Incorporation be amended to read as follows:)

    -------------------------------------------------------------------------
                                   (NEW NAME)

                                   Resolution

         See Exhibit A attached hereto.

3. The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable insert "No change")

                           No Change

4. (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable insert "No change")

                           No Change

         (b) The amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable insert "No change")

                           No Change

                                                Before Amendment After Amendment
                             Paid-in Capital   $______________   $______________

                       (Complete either Item 5 or 6 below)

5. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated  March 19, 1993                           TICKETMASTER CORPORATION
                                                 (Exact Name of Corporation)
attested by  /s/Norman J. Gantz                   by /s/Ned Goldstein
                _______________                         _____________
(Signature of Secretary or Assistant Secretary)   (Signature of Vice President)
     Norman J. Gantz, Secretary                   Ned Goldstein, Vice President
     (Type or Print Name and Title)               (Type or Print Name and Title)

6. If amendment is authorized by the incorporators, the incorporators must sign below.

                                            OR

         If amendment is authorized by the directors and there are no officers, then a majority of the directors of such directors as may be designated by the board, must sign below.

Dated _______________________, 19 ___


------------------------------------       -------------------------------------

------------------------------------       -------------------------------------

------------------------------------       -------------------------------------

                             NOTES and INSTRUCTIONS

Note 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

Note 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected. (Section 10.10)

Note 3: Directors may adopt amendments without shareholder approval in only six instances, as follows:

         (a) to remove the names and addresses of directors named in the articles of incorporation;

         (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to
                  Section 5.10 is also filed;

         (c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;

         (d) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp.", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;

         (e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with Section 9.05,

         (f) to restate the articles of incorporation as currently amended. (Section 10.15)

Note 4:  All amendments not adopted under Section 10.10 or Section 10.15 require
         (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

         Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

         To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least 2/3 vote within each class is required).

         The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitles to vote and not less than a majority within each class when class voting applies (Section 10.20)

Note 5: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment. (Sections 7.10 & 10.20)

                                    EXHIBIT A
                         TO ARTICLES OF INCORPORATION OF
                            TICKETMASTER CORPORATION

         RESOLVED, that Article Four of the Articles of Incorporation, as amended, of the Corporation be, and the same hereby is, further amended to read as follows:

                                  ARTICLE FOUR

         Paragraph 1: The number of shares which the corporation shall be authorized to issue, itemized by class, series and par value, if any, is:

                                                                  Par Value                Number of
                 Class                    Series                  Per Share            Shares Authorized
        Common                                                  no par value                  25,000,000
        Preferred                           I                       $.10                      15,000,000
        Preferred                           II                      $.10                       5,900,000
        Preferred                      Undesignated                 $.10                       4,100,000

         Paragraph 2: The preferences, classifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

          No holder of any class or series of stock of the corporation shall have any preemptive rights to subscribe for additional shares of stock of the corporation. No holders of any class or series of voting stock of the corporation shall be entitled to cumulate their votes for the election of directors of the corporation. Whenever a vote of shareholders is required by law or these Articles of Incorporation to approve amendments to the Articles of Incorporation, or any merger, consolidation or the sale of substantially all of the assets of the corporation outside of the ordinary course of business, such approval shall require the affirmative vote of the minimum number of shares permitted by Illinois law at the date such vote is taken, but in no event less than a majority of the total outstanding shares entitled to vote and, if required by law, a majority of the outstanding shares of each class and series of shares entitled to vote as a separate class in respect thereof.

          Each issued and outstanding share of Common Stock will entitle the holder thereof to one (1) vote on any matters submitted to a vote or for consent of shareholders. Except as otherwise set forth in these Articles of Incorporation, issued and outstanding shares of Preferred Stock will not be entitled to vote.

          The Board of Directors is authorized to provide from time to time for the issuance of shares of Preferred Stock and to fix from time to time, before issuance, the designation, preferences and privileges of the shares of each series of Preferred Stock and the restrictions or qualifications thereof, including, without limiting the generality of the foregoing, the following:

         (a)      The serial designation and authorized number of shares;

         (b) The dividend rate, the date or dates on which such dividends will be payable and the extent to which such dividends may be cumulative;

         (c) The amount or amounts to be received by the holders in the event of voluntary or involuntary dissolution or liquidation of the corporation;

         (d) Whether such shares may be redeemed, and if so, the price or prices at which the shares may be redeemed and any terms, conditions and limitations upon such redemption;

         (e) Any sinking fund provisions for redemption or purchase of shares of such series;

         (f) The terms and conditions, if any, on which shares may be converted, at the election of the holders thereof, into shares of other capital stock or of other series of Preferred Stock of the corporation; and

         (g)      The voting rights, if any.

         The Board of Directors may also from time to time:

         (a) Alter, without limitation or restriction, the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock; and

         (b) Within the limits or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, increase or decrease (but not below the number of shares then outstanding) the number of shares of any such series subsequent to the issuance of shares of that series.

         Each series of Preferred Stock may, in preference to the Common Stock, be entitled to dividends from funds or other assets legally available therefor, at such rates, payable at such times and cumulate to such extent as may be determined and fixed by the Board of Directors pursuant to the authority herein conferred upon it.

         Each series of Preferred Stock may be subject to redemption in whole or in part at such price or prices and on such terms, conditions and limitations as may be determined and fixed by the Board of Directors prior to the issuance of such series. Unless otherwise determined by the Board of Directors by authorizing resolution, if less than all of the shares of any series of the Preferred Stock are to be redeemed, they will be selected in such manner as the Board of Directors shall then determine. Nothing herein contained is to limit any right of the corporation to purchase or otherwise acquire any shares of any series of Preferred Stock. Any shares of Preferred Stock redeemed or otherwise acquired by the corporation will have the status of authorized and unissued shares, undesignated as to series, and may thereafter, in the discretion of the Board of Directors and to the extent permitted by law, be sold or reissued from time to time as part of another series or (unless prohibited by the terms of such series as fixed by the Board of Directors) of the same series, subject to the terms and conditions herein set forth.

         Series I Preferred Stock. The rights, preferences, privileges and restrictions granted to or imposed upon the Series I Preferred Stock are as follows:

         (a) Dividends. The holders of Series I Preferred Stock shall have the right to receive, if and when declared by the Board of Directors, a preferential cumulative dividend of $.12 per share per annum and no more. Commencing with the fiscal year beginning February 1, 1992, the dividend with respect to Series I Preferred Stock shall increase to $.15 per share. Commencing with the fiscal year beginning February 1, 1992, the dividend with respect to Series I Preferred Stock shall decrease to $.12 per share. Such dividends shall be payable only to the extent that the corporation has cumulative earnings sufficient therefor.

         (b) Redemption. The corporation may, at its option, at any time, redeem all or any part of the then outstanding Series I Preferred Stock in an amount per share equal to all unpaid cumulative dividends to the date fixed for redemption plus a redemption amount determined as follows:

                  If the date fixed for redemption is during
                   the 12-month period beginning January 1:                       Redemption Amount
                          1985                                                          $1.10
                          1986                                                          $1.08
                          1987                                                          $1.06
                          1988                                                          $1.04
                          1989                                                          $1.02
                          1990 and thereafter                                           $1.00

                  The aforesaid redemption amount plus the unpaid cumulative dividends are referred to herein as the "redemption price". If less than all shares of Series I Preferred Stock are to be redeemed, the shares of such series to be redeemed shall be chosen by lot or pro rata in such manner as the Board of Directors may determine.

                  Not less than 30 days prior the date fixed for redemption, a notice specifying the time and place thereof shall be given by mail to the holders of record of Series I Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock books of the corporation, but no failure to mail such notice or defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the corporation has failed to mail such notice or except as to the holder whose notice was defective. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

                  At any time after notice of redemption has been given in the manner prescribed above, the corporation may deposit the aggregate redemption price in trust with a bank or trust company (in good standing, organized under the laws of the United States or of the State of Illinois) named in such notice, for payment on the date fixed for redemption to the holders of the shares so to be redeemed, upon surrender (and endorsement if required by the Board of Directors) of the certificates for such shares. Upon such redemption date (unless the corporation shall default in payment or deposit of the redemption price as set forth in such notice), such holders shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the corporation and shall have no voting or other rights with respect to such shares except the right to receive the monies payable upon such redemption from such bank or trust company, or from, the corporation, without interest thereon, upon surrender and endorsement if required by the Board of Directors) of the certificates; and the shares represented thereby shall no longer be deemed to be outstanding. In the event the holder of any such shares of the Series I Preferred Stock shall not, within six years after such deposit, claim the amount deposited as above stated for the redemption thereof, the depositary shall, upon demand, pay the corporation such unclaimed amount so deposited, and the depositary shall thereupon be relieved of all responsibility therefor to such holder. The corporation may retain such unclaimed amount as part of its general funds, free of any claim of those previously entitled thereto.

         (c) Dissolution. In the event of any liquidation, dissolution or winding up of the affairs of the corporation, either voluntarily or involuntarily, the amount that shall be paid to the holder of each share of Series I Preferred Stock shall be the fixed amount of $1.00 for such share and no more and the additional sum representing unpaid cumulative dividends, if any. Neither the merger or consolidation of the corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the affairs of the corporation for this purpose.

         (d) Voting Rights. The holders of the shares of Series I Preferred Stock shall not be entitled to vote on any matter which is required by law or by the Articles of Incorporation or By-Laws of the corporation to be voted upon by the shareholders or upon which the shareholders shall otherwise be entitled to vote, unless otherwise required by the Illinois Business corporation Act.

         (e) Seniority. The Series I Preferred Stock shall be senior to all other equity securities of the corporation and shall be entitled to receive in full all dividends and distributions to which such stock shall be entitled prior to the payment of any dividends or distributions upon any other class or series of equity securities and shall be redeemed in full prior to the full or partial redemption of any other class or series of equity securities.

          Series II Preferred Stock. The rights, preferences, privileges and restrictions granted to or imposed upon the Series II Preferred Stock are as follows:

         (a) Dividends. The holders of Series II Preferred Stock shall have the right to receive, if and when declared by the Board of Directors, a preferential cumulative dividend of $.024 per share per annum and no more. Such dividends shall be payable only to the extent that the corporation has cumulative earnings sufficient therefor.

         (b) Redemption. The corporation may, at its option, at any time, redeem all or any part of the then outstanding Series II Preferred Stock in an amount per share equal to all unpaid cumulative dividends to the date fixed for redemption plus a redemption amount determined as follows:

  If the date fixed for redemption is during the 12-month
                period beginning January 1:                                     Redemption Amount
         1985                                                                           $0.22
         1986                                                                           $0.216
         1987                                                                           $0.212
         1988                                                                           $0.203
         1989                                                                           $0.204
         1990 and thereafter                                                            $0.20

                  The aforesaid redemption amount plus the unpaid cumulative dividends are referred to herein as the "redemption price". If less than all shares of Series II Preferred Stock are to be redeemed, the shares of such series to be redeemed shall be chosen by lot or pro rata in such manner as the Board of Directors may determine.

                  Not less than 30 days prior to the date fixed for redemption, a notice specifying the time and place thereof shall be given by mail to the holders of record of Series II Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock books of the corporation, but no failure to mail such notice or defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the corporation has failed to mail such notice or except as to the holder whose notice was defective. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

                  At any time after notice of redemption has been given in the manner prescribed above, the corporation may deposit the aggregate redemption price in trust with a bank or trust company (in good standing, organized under the laws of the United States or of the State of Illinois) named in such notice, for payment on the date fixed for redemption to the holders of the shares so to be redeemed, upon surrender (and endorsement if required by the Board of Directors) of the certificates for such shares. Upon such redemption date (unless the corporation shall default in payment or deposit of the redemption price as set forth in such notice), such holders shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the corporation and shall have no voting or other rights with respect to the shares except the right to receive the monies payable upon such redemption from such bank or trust company, or from the corporation, without interest thereon, upon surrender (and endorsement, if required by the Board of Directors) of the certificates; and the shares represented thereby shall no longer be deemed to be outstanding. In the event the holder of any such shares of the Series II Preferred Stock shall not, within six years after such deposit, claim the amount deposited as above stated for the redemption thereof, the depositary shall, upon demand, pay the corporation such unclaimed amount so deposited, and the depositary shall thereupon be relieved of all responsibility therefor to such holder. The corporation may retain such unclaimed amount as part of its general funds, free of any claim of those previously entitled thereto.

         (c) Dissolution. In the event of any liquidation, dissolution or winding up of the affairs of the corporation, either voluntarily or involuntarily, the amount that shall be paid to the holder of each share of Series II Preferred Stock shall be the fixed amount of $.20 for such share and no more and the additional sum representing unpaid cumulative dividends, if any. Neither the merger or consolidation of the corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the affairs of the corporation for this purpose.

         (d) Voting Rights. The holders of the shares of Series II Preferred Stock shall have one (1) vote per share on all matters which are required by law or by the Articles of Incorporation or By-Laws of the corporation to be voted upon by the shareholders, or upon which the shareholders shall otherwise be entitled to vote.

         (e) Seniority. The Series II Preferred Stock shall be senior to all other equity securities of the corporation (except the Series I Preferred Stock) and shall be entitled to receive in full all dividends and distributions to which such stock shall be entitled prior to the payment of any dividends or distributions upon any other class or series of equity securities (except the Series I Preferred Stock) and shall be redeemed in full prior to the full or partial redemption of any other class or series of equity securities (except the Series I Preferred Stock).

Form BCA-11.15                                            STATEMENT OF CORRECTION                File # 5335 698-2
(Rev. Jan 1991)
George H Ryan                                                                                  This space for use by
Secretary of State                                                                              Secretary of State
Department of Business Services                         FILED                PAID
Springfield, IL  62?56                                                                    Date                  5/1?/93
Telephone (217) 782 6961                             MAY 10 1993         May 12, 1992     Franchise Tax         $
                                                   GEORGE H. RYAN                         Filing Fee            $25.00
Remit payment by check or money                  SECRETARY OF STATE                       Penalty
order payable to Secretary of State                                                       Approved              /init/

1.       CORPORATE NAME:   Ticketmaster Corporation

2.       STATE OR COUNTRY OF INCORPORATION: Illinois

3.       Title of document to be corrected: Articles of Merger

4.       Date erroneous document was filed by Secretary of State: May 6, 1988

5. Inaccuracy, error or defect: (Briefly identify the error and explain how it occurred. Use reverse side or add one or more sheets of this size if necessary.)

         It was erroneously stated in the preambles on page 1 of Exhibit A to the Articles of Merger that New TMC had 12,438,121 shares of Series I Preferred Stock issued and outstanding. In fact 12,438,421 shares of Series I Preferred Stock were issued and outstanding.

6. Corrected portion(s) of the document in corrected form: (if there is not sufficient space to cover this point, use reverse side or add one or more sheets of this size.)

         Whereas, the total number of shares of New TMC currently issued and outstanding is 9,147,509 shares of Common Stock, 12,438,421 shares of Series I Preferred Stock, 5,700,875 shares of Series II Preferred Stock and 10,000 shares of Series III Preferred Stock.

7. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated  May 6, 1993                              TICKETMASTER CORPORATION
                                                 (Exact Name of Corporation)
attested by  /s/Peter B. Krepper                  by /s/Ned Goldstein
                ___________________________             ______________________
          (Signature of Assistant Secretary)      (Signature of Vice President)
         Peter B. Krepper                         Ned Goldstein, Vice President
         (Type or Print Name and Title)           (Type or Print Name and Title)

Form BCA-10.30                                  Articles of amendment                            File # 5335 698.2
(Rev. Jan 1991)

George H Ryan                                                                                  This space for use by
Secretary of State                                                                              Secretary of State
Department of Business Services                         FILED                PAID
Springfield, IL  62?56                                                                    Date                  11/4/93
Telephone (217) 782 6961                             NOV 4 1993           NOV 5, 1993     Franchise Tax         $
                                                   GEORGE H. RYAN                         Filing Fee            $25.00
Remit payment by check or money                  SECRETARY OF STATE                       Penalty
order payable to Secretary of State                                                       Approved              /init/

1.       CORPORATE NAME    Ticketmaster Corporation

2.       MANNER OF ADOPTION:

         The following amendment of the Articles of incorporation was adopted on October 27, 1993 in the manner indicated below.

/ / By majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment (Note 2)

/ / By a majority of the board of directors in accordance with Section 10.15, shares having been issued by shareholder action not being required for the adoption of the amendment. (Note 3)

/ / By the shareholders in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment; (Note 4)

/X/ By the shareholders in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with
         Section 7.10; (Note 4)

/ / By the shareholders in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

                               (INSERT AMENDMENT)

(Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is RESOLVED, that the Articles of Incorporation be amended to read as follows:)

    -------------------------------------------------------------------------
                                   (NEW NAME)

                                                      Expedited November 5, 1993
                                                              Secretary of State

                                   Resolution

         See Exhibit A attached hereto for the amendments effected with respect to the Articles of Incorporation, as previously amended.

3. The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable insert "No change")

                                    No Change

4. (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable insert "No change")

                                    No Change

         (b) The amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable insert "No change")

                                    No Change

                                                Before Amendment After Amendment
                                 Paid-in Capital $______________ $______________

                       (Complete either Item 5 or 6 below)

5. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated  November 2, 1993                             TICKETMASTER CORPORATION
                                                    (Exact Name of Corporation)
attested by  /s/Norman J. Gantz                     by /s/Ned Goldstein
    (Signature of Secretary or Assistant Secretary)(Signature of Vice President)
         Norman J. Gantz, Secretary                Ned Goldstein, Vice President
         (Type or Print Name and Title)           (Type or Print Name and Title)

6. If amendment is authorized by the incorporators, the incorporators must sign below.

                                            OR

         If amendment is authorized by the directors and there are no officers, then a majority of the directors of such directors as may be designated by the board, must sign below.


Dated _______________________, 19 ___


------------------------------------       -------------------------------------

------------------------------------       -------------------------------------

------------------------------------       -------------------------------------

                             NOTES and INSTRUCTIONS

Note 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

Note 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected. (Section 10.10)

Note 3: Directors may adopt amendments without shareholder approval in only six instances, as follows:

         (a) to remove the names and addresses of directors named in the articles of incorporation;

         (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to
                  Section 5.10 is also filed;

         (c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;

         (d) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp.", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;

         (e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with Section 9.05,

         (f) to restate the articles of incorporation as currently amended. (Section 10.15)

Note 4:  All amendments not adopted under Section 10.10 or Section 10.15 require
         (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

         Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

         To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least 2/3 vote within each class is required).

         The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitles to vote and not less than a majority within each class when class voting applies (Section 10.20)

Note 5: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment. (Sections 7.10 & 10.20)

                                    EXHIBIT A

                           TO ARTICLES OF AMENDMENT OF
                            TICKETMASTER CORPORATION

          RESOLVED, that Article Four of the Articles of Incorporation, as amended, of the corporation be, and the same hereby is, further amended to read, and Article Eight be, and the same hereby is, added, as follows:

                                  ARTICLE FOUR

          Paragraph 1: The number of shares which the corporation shall be authorized to issue, itemized by class, series and par value, if any, is:

                                                               Par Value                    Number of
             Class                 Series                      Per Share                Shares Authorized
        Common                                               no par value                     25,000,000
        Preferred                     I                          $.10                         15,000,000
        Preferred                    II                          $.10                          5,900,000
        Preferred               Undesignated                     $.10                          4,100,000

         Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

         No holder of any class or series of stock of the corporation shall have any preemptive rights to subscribe for additional shares of stock of the corporation. No holders of any class or series of voting stock of the corporation shall be entitled to cumulate their votes for the election of directors of the corporation. Whenever a vote of shareholders is required by law or these Articles of Incorporation to approve amendments to the Articles of Incorporation, or any merger, consolidation or the sale of substantially all of the assets of the corporation outside of the ordinary course of business, such approval shall require the affirmative vote of the minimum number of shares permitted by Illinois law at the date such vote is taken, but in no event less than a majority of the total outstanding shares entitled to vote and, if required by law, a majority of the outstanding shares of each class and series of shares entitled to vote as a separate class in respect thereof.

         Each issued and outstanding share of Common Stock will entitle the holder thereof to one (1) vote on any matters submitted to a vote or for consent of shareholders. Except as otherwise set forth in these Articles of Incorporation, issued and outstanding shares of Preferred Stock will not be entitled to vote.

         The Board of Directors is authorized to provide from time to time for the issuance of shares of Preferred Stock and to fix from privileges of the shares of each Series of Preferred Stock and the restrictions, qualifications thereof, including, without limiting the generality of the foregoing, the following:

         (a)      The serial designation and authorized number of shares;

         (b) The dividend rate, the date or dates on which such dividends will be payable and the extent to which such dividends may be cumulative;

         (c) The amount or amounts to be received by the holders in the event of voluntary or involuntary dissolution or liquidation of the corporation;

         (d) Whether such shares may be redeemed, and if so, the price or prices at which the shares may be redeemed and any terms, conditions and limitations upon such redemption;

         (e) Any sinking fund provisions for redemption or purchase of shares of such series;

         (f) The terms and conditions, if any, on which shares may be converted, at the election of the holders thereof, into shares of other capital stock or of other series of Preferred Stock of the corporation; and

         (g)      The voting rights, if any.

         The Board of Directors may also from time to time:

         (a) Alter, without limitation or restriction, the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock; and

         (b) Within the limits or restrictions stated in any, resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, increase or decrease (but not below the number of shares then outstanding) the number of shares of any such series subsequent to the issuance of shares of that series.

          Each series of Preferred Stock may, in preference to the Common Stock, be entitled to dividends from funds or other assets legally available therefor, at such rates, payable at such times and cumulate to such extent as may be determined and fixed by the Board of Directors pursuant to the authority herein conferred upon it.

          Each series of Preferred Stock may be subject to redemption in whole or in part at such price or prices and on such terms, conditions and limitations as may be determined and fixed by the Board of Directors prior to the issuance of such series. Unless otherwise determined by the Board of Directors by authorizing resolution, if less than all of the shares of any series of the Preferred Stock are to be redeemed, they will be selected in such manner as the Board of Directors shall then determine. Nothing herein contained is to limit any right of the corporation to purchase or otherwise acquire any shares of any series of Preferred Stock. Any shares of Preferred Stock redeemed or otherwise acquired by the corporation will have the status of authorized and unissued shares, undesignated as to series, and may thereafter, in the discretion of the Board of Directors and to the extent permitted by law, be sold or reissued from time to time as part of another series or (unless prohibited by the terms of such series as fixed by the Board of Directors) of the same series, subject to the terms and conditions herein set forth.

          Series I Preferred Stock. The rights, preferences, privileges and restrictions granted to or imposed upon the Series I Preferred Stock are as follows:

         (a) Dividends. The holders of Series I Preferred Stock shall have the right to receive, if and when declared by the Board of Directors, a preferential cumulative dividend of $.12 per share per annum and no more. Commencing with the fiscal year beginning February 1, 1988, the dividend with respect to Series I Preferred Stock shall increase to $.15 per share. Commencing with the fiscal year beginning February 1, 1992, the dividend with respect to Series I Preferred Stock shall decrease to $.12 per share. Such dividends shall be payable only to the extent that the corporation has cumulative earnings sufficient therefor, unless the Board of Directors, in its sole discretion and in accordance with the Illinois Business Corporation Act of 1983, as amended, determines that the corporation is able to pay such dividends from a source other than cumulative earnings and that such payment would be in the best interests of the corporation.

         (b) Redemption. The corporation may, at its option, at any time, redeem all or any part of the then outstanding Series I Preferred Stock in an amount per share equal to all unpaid cumulative dividends to the date fixed for redemption plus a redemption amount determined as follows:

                  If the date fixed for redemption is during
                   the 12-month period beginning January 1:                       Redemption Amount
                          1985                                                          $1.10
                          1986                                                          $1.08
                          1987                                                          $1.06
                          1988                                                          $1.04
                          1989                                                          $1.02
                          1990 and thereafter                                           $1.00

                  The aforesaid redemption amount plus the unpaid cumulative dividends are referred to herein as the "redemption price". If less than all shares of Series I Preferred Stock are to be redeemed, the shares of such series to be redeemed shall be chosen by lot or pro rata in such manner as the Board of Directors may determine.

                  The redemption price may be paid in cash, property (the value of which shall be determined by the Board o Directors) or general obligations of the corporation.

                  Not less than 48 hours prior to the date fixed for redemption (unless waived in writing by all holders of the Series II Preferred Stock), a notice specifying the time and place thereof shall be given orally or by mail, courier or facsimile transmission to the holders of record of Series II Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock books of the corporation, but no failure to give such notice or defect therein or in the transmission thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the corporation has failed to give such notice or except as to the holder whose notice was defective. Any notice which was given in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

                  At any time after notice of redemption has been given in the manner prescribed above, the corporation may deposit the aggregate redemption price in trust with a bank or trust company (in good standing, organized under the laws of the United States or of the State of Illinois) named in such notice, for payment on the date fixed for redemption to the holders of the shares so to be redeemed, upon surrender (and endorsement if required by the Board of Directors) of the certificates for such shares. Upon such redemption date (unless the corporation shall default in payment or deposit of the redemption price as set forth in such notice), such holders shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the corporation and shall have no voting or other rights with respect to such shares except the right to receive the monies payable upon such redemption from such bank or trust company, or from, the corporation, without interest thereon, upon surrender (and endorsement, if required by the Board of Directors) of the certificates; and the shares represented thereby shall no longer be deemed to be outstanding. In the event the holder of any such shares of the Series I Preferred Stock shall not, within six years after such deposit, claim the amount deposited as above stated for the redemption thereof, the depositary shall, upon demand, pay the corporation such unclaimed amount so deposited, and the depositary shall thereupon be relieved of all responsibility therefor to such holder. The corporation may retain such unclaimed amount as part of its general funds, free of any claim of those previously entitled thereto.

         (c) Dissolution. In the event of any liquidation, dissolution or winding up of the affairs of the corporation, either voluntarily or involuntarily, the amount that shall be paid to the holder of each share of Series I Preferred Stock shall be the fixed amount of $1.00 for such share and no more and the additional sum representing unpaid cumulative dividends, if any. Neither the merger or consolidation of the corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the affairs of the corporation for this purpose.

         (d) Voting Rights. The holders of the shares of Series I Preferred Stock shall not be entitled to vote on any matter which is required by law or by the Articles of Incorporation or By-Laws of the corporation to be voted upon by the shareholders or upon which the shareholders shall otherwise be entitled to vote, unless otherwise required by the Illinois Business Corporation Act.

         (e) Seniority. The Series I Preferred Stock shall be senior to all other equity securities of the corporation and, unless waived by the holders of a majority of the issued and outstanding Series I Preferred Stock, (i) shall be entitled to receive in full all dividends and distributions to which such stock shall be entitled prior to the payment of any dividends or distributions upon any other class or series of equity securities and (ii) shall be redeemed in full prior to the full or partial redemption of any other class or series of equity securities.

          Series II Preferred Stock. The rights, preferences, privileges and restrictions granted to or imposed upon the Series II Preferred Stock are as follows:

         (a) Dividends. The holders of Series II Preferred Stock shall have the right to receive, if and when declared by the Board of Directors, a preferential cumulative dividend of $.024 per share per annum and no more. Such dividends shall be payable only to the extent that the corporation has cumulative earnings sufficient therefor, unless the Board of Directors, in its sole discretion and in accordance with the Illinois Business Corporation Act of 1983, as amended, determines that the corporation is able to pay such dividends from a source other than cumulative earnings and that such payment would be in the best interests of the corporation.

         (b) Redemption. The corporation may, at its option, at any time, redeem all or any part of the then outstanding Series II Preferred Stock in an amount per share equal to all unpaid cumulative dividends to the date fixed for redemption plus a redemption amount determined as follows:

                  If the date fixed for redemption is during the 12-month period beginning January 1:
                                                                                        Redemption Amount
                          1985                                                                $0.22
                          1986                                                                $0.216
                          1987                                                                $0.212
                          1988                                                                $0.208
                          1989                                                                $0.204
                          1990 and thereafter                                                 $0.20

                  The aforesaid redemption amount plus the unpaid cumulative dividends are referred to herein as the "redemption price". If less than all shares of Series II Preferred Stock are to be redeemed, the shares of such series to be redeemed shall be chosen by lot or pro rata in such manner as the Board of Directors may determine.

                  The redemption price may be paid in cash, property (the value of which shall be determined by the Board of Directors) or obligations of the corporation.

                  Not less than 48 hours prior to the date fixed for redemption (unless waived in writing by all holders of the Series II Preferred Stock), a notice specifying the time and place thereof shall be given orally or by mail, courier or facsimile transmission to the holders of record of Series II Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock books of the corporation, but no failure to give such notice or defect therein or in the transmission thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the corporation has failed to give such notice or except as to the holder whose notice was defective. Any notice which was given in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

                  At any time after notice of redemption has been given in the manner prescribed above, the corporation may deposit the aggregate redemption price in trust with a bank or trust company (in good standing, organized under the laws of the United States or of the State of Illinois) named in such notice, for payment on the date fixed for redemption to the holders of the shares so to be redeemed, upon surrender (and endorsement if required by the Board of Directors) of the certificates for such shares. Upon such redemption date (unless the corporation shall default in payment or deposit of the redemption price as set forth in such notice), such holders shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the corporation and shall have no voting or other rights with respect to the shares except the right to receive the monies payable upon such redemption from such bank or trust company, or from the corporation, without interest thereon, upon surrender (and endorsement, if required by the Board of Directors) of the certificates; and the shares represented thereby shall no longer be deemed to be outstanding. In the event the holder of any such shares of the Series II Preferred Stock shall not, within six years after such deposit, claim the amount deposited as above stated for the redemption thereof, the depositary shall, upon demand, pay the corporation such unclaimed amount so deposited, and the depositary shall thereupon be relieved of all responsibility therefor to such holder. The corporation may retain such unclaimed amount as part of its general funds, free of any claim of those previously entitled thereto.

         (c) Dissolution. In the event of any liquidation, dissolution or winding up of the affairs of the corporation, either voluntarily or involuntarily, the amount that shall be paid to the holder of each share of Series II Preferred Stock shall be the fixed amount of $.20 for such share and no more and the additional sum representing unpaid cumulative dividends, if any. Neither the merger or consolidation of the corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the affairs of the corporation for this purpose.

         (d) Voting Rights. The holders of the shares of Series II Preferred Stock shall have one (1) vote per share on all matters which are required by law or by the Articles of Incorporation or By-Laws of the corporation to be voted upon by the shareholders, or upon which the shareholders shall otherwise be entitled to vote.

         (e) Seniority. The Series II Preferred Stock shall be senior to all other equity securities of the corporation (except the Series I Preferred Stock) and, unless waived by the holders of a majority of the issued and outstanding Series II Preferred Stock, (i) shall be entitled to receive in full all dividends and distributions to which such stock shall be entitled prior to the payment of any dividends or distributions upon any other class or series of equity securities (except the Series I Preferred Stock) and (ii) shall be redeemed in full prior to the full or partial redemption of any other class or series of equity securities (except the Series I Preferred Stock).

                                  ARTICLE EIGHT

         Paragraph 1: Cumulative Voting. Cumulative voting for the election of directors of this corporation shall not be permitted.

         Paragraph 2: Voting Majority Requirements. In connection with any matter which shall require for its adoption the affirmative vote of the holders of at least two-thirds of the outstanding shares entitled to vote on such matter or the affirmative vote of the holders of at least two-thirds of the outstanding shares of each class or series of shares entitled to vote as a class on such matter, said two-thirds vote requirement is hereby superseded pursuant to the authority granted by the Illinois Business Corporation Act of 1983 and such matter shall be authorized by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on such matter and, if required by law, the affirmative vote of holders of a majority of the outstanding shares of each class or series of shares entitled to vote as a class on such matter.

Form BCA-5.10                                STATEMENT OF CHANGE OF REGISTERED    File #   D5335-698-2
NFP-105.10                                    AGENT AND/OR REGISTERED OFFICE
(Rev. Jan. 1991)                                    Filed July 1?, 1992                     SUBMIT IN DUPLICATE
George H. Ryan
Secretary of State                                                                         This space for use by
Department of Business Services                       GEORGE H. RYAN                         Secretary of State
Springfield, IL  62756                              SECRETARY OF STATE
Telephone (217) 782-6961                                                          Date              7-16-92
                                                                                  Filing Fee        $ 5
                                                                                  Approved          /init/

1.       CORPORATE NAME Ticketmaster Corporation

2.       STATE OR COUNTRY OF INCORPORATION: Illinois

3. Name and address of the registered agent and registered office as they appear on the records of the Secretary of State (Before Change):

     Registered Agent              Norman                               J.                                        Gantz
                           --------------------------------------------------------------------------------------------
                                 First Name                         Middle Name                               Last Name

     Registered Office               Two                       North LaSalle Street                          Suite 2200
                           --------------------------------------------------------------------------------------------
                                   Number                             Street                                  Suite No.
                                   Chicago                             60602                                       Cook
                           --------------------------------------------------------------------------------------------
                                    City                             Zip Code                                    County

4. Name and address of the registered agent and registered office as they appear on the records of the Secretary of State (After all Changes Herein Reported):

     Registered Agent            The Prentice-Hall Corporation System, Inc.
                           --------------------------------------------------------------------------------------------
                                 First Name                         Middle Name                               Last Name

     Registered Office               33                        North LaSalle Street                          Suite 2200
                           --------------------------------------------------------------------------------------------
                                   Number                             Street                                  Suite No.
                                   Chicago                             60602                                       Cook
                           --------------------------------------------------------------------------------------------
                                    City                             Zip Code                                    County

5. The address of the registered office and the address of the business office of the registered agent as changed, will be identical

6.       The above change was authorized by: ("X" one box only)

         a. /X/ By resolution duly adopted by the board of Directors. (Note 5)

         b. / / By action of the registered agent. (Note 6)

NOTE: When the registered agent changes, the signatures of both President and Secretary are required

7.       (If authorized by the board of directors, sign here. See note 5)


Dated  June 8, 1992                                TICKETMASTER CORPORATION
                                                   (Exact Name of Corporation)
attested by  /s/Norman J. Gantz                    by /s/Ned Goldstein
             ______________________                   ____________________
  (Signature of Secretary or Assistant Secretary)  (Signature of Vice President)
       Norman J. Gantz, Secretary                  Ned Goldstein, Vice President
       (Type or Print Name and Title)             (Type or Print Name and Title)

(If change of registered office by registered agent, sign here. See Note 6) The undersigned, under penalties of perjury, affirms that the facts stated herein are true.

Dated _________________________ 19,____     ___________________________________
                                       (Signature of Registered Agent of Record)

                                      NOTES

1. The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2. The registered office must include a street or road address, a post office box number alone is not acceptable.

3.       A corporation cannot act as its own registered agent.

4. If the registered office is changed from one county to another, then the corporation must file with the records of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5. Any change of registered agent must be by resolution adopted by the board of directors. This statement must then be signed by the President (or vice-president) and by the Secretary (or an assistant secretary).

6. The registered agent may report a change of the registered office of the corporation for which he or she is the registered agent. When the agent reports such a change, this statement must be signed by the registered agent.